                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002


                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                            DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.          ATTACHED       ATTACHED
                                                                          --------          --------     -----------

Debtor Affirmations                                                       MOR - 1             Yes
Schedule of Cash Receipts and Disbursements                               MOR - 2             Yes
Bank Account Reconciliations                                              MOR - 2             Yes
Statement of Operations                                                   MOR - 3             Yes
Balance Sheet                                                             MOR - 4             Yes
Status of Postpetition Taxes                                              MOR - 5             Yes
Summary of Unpaid Postpetition Debts                                      MOR - 5             Yes
Listing of aged accounts payable                                          MOR - 5             Yes
Schedule of Insurance - Listing of Policies                               MOR - 6             Yes
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors      A1                  Yes

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
------------------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                                9/27/02
------------------------------------------------              ------------------
Signature of Authorized Individual                             Date



Paul W. Gilbert                                           Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002


                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE           FALSE
                                                                                   ----           -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.





JACOBSON STORES, INC.
------------------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                                9/27/02
------------------------------------------------              ------------------
Signature of Authorized Individual                             Date



Paul W. Gilbert                                         Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                               CUMULATIVE FILING TO
                                                            BANK ACCOUNTS                   CURRENT MONTH
                                                                                                                       DATE
                                        OPERATING                                              ACTUAL                 ACTUAL
-----------------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                $   -         $   -         $   -      $    -     $ 32,297,971.93       $  4,655,262.26
                                         =======================================================================================

RECEIPTS                                 SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                           -             -             -           -          37,965,921           494,655,355

INTEREST INCOME                              -             -             -           -              16,984                19,798

ACCOUNTS RECEIVABLE - CREDIT & COLL.         -             -             -           -              17,875             1,429,215

ACCOUNTS RECEIVABLE - LOCKBOX                -             -             -           -           7,828,890            81,051,002

RETAIL STORE DEPOSITS                        -             -             -           -              75,510            42,120,269

ASSET DISPOSITIONS & PAYMENTS FROM
LIQUIDATORS                                  -             -             -           -          11,960,878           108,737,622

REVOLVER BORROWINGS - FLEET                  -             -             -           -                 -             163,221,961

RETURN ITEMS REDEPOSITED                     -             -             -           -                 -                  32,954

MISCELLANEOUS                                -             -             -           -             323,459             3,452,472

BANKCARD CASH RECEIPTS                       -             -             -           -          15,168,170           103,637,261

EMPLOYEE BENEFIT PLANS                       -             -             -           -              28,796               230,753

CORPORATE INCOME TAX REFUND                  -             -             -           -                 -               2,851,536
                                         ---------------------------------------------------------------------------------------

TOTAL RECEIPTS                           $   -         $   -         $   -      $    -     $    73,386,482       $ 1,001,440,197
                                         =======================================================================================

DISBURSEMENTS                            SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                           -             -             -           -          28,730,250           497,106,287

ELECTRONIC PAYROLL TAXES PAYMENTS            -             -             -           -           2,616,908            12,757,273

PAYROLL                                      -             -             -           -           6,412,149            38,487,553

PAYMENTS/TRANSFERS TO LIQUIDATORS            -             -             -           -          27,554,785            29,504,785

VENDOR PAYMENTS                              -             -             -           -           6,527,510           115,840,624

ELECTRONIC SALES TAX PAYMENTS                -             -             -           -           1,799,532            10,793,218

REVOLVER FEES AND INTEREST - FLEET           -             -             -           -                 -               5,421,961

RECEIPTS APPLIED TO REVOLVER BALANCE         -             -             -           -                 -             257,525,534

CUSTOMER REFUNDS                             -             -             -           -             446,568             1,375,213

EMPLOYEE BENEFIT PLAN PAYMENTS               -             -             -           -           1,036,126             5,869,575

CORPORATE INCOME TAX PAYMENTS                -             -             -           -                 -                  30,000

BANK FEES                                    -             -             -           -              35,829               340,741

RETURN ITEMS                                 -             -             -           -              45,062               513,110

MISCELLANEOUS                                                                                          928                50,777

                                             -             -             -           -                 -                     -

TOTAL DISBURSEMENTS                      $   -         $   -         $   -      $    -          75,205,645           975,616,651
                                         =======================================================================================

NET CASH FLOW                            $   -         $   -         $   -      $    -     $    (1,819,163)      $    25,823,546
                                         =======================================================================================

CASH - END OF MONTH                      $   -         $   -         $   -      $    -     $    30,478,809       $    30,478,809
                                         =======================================================================================


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
-----------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                             $      75,205,645

  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                              $      28,730,250

  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                            $             -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                 $      46,475,396

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                          PAYROLL        PAYROLL     ACCTS PAY         AA          EL
                                         2176961189    1851132363    2176960694    2021061474   2021061375
                                         --------------------------------------------------------------------
Cash - Beg                               $    -       $ 121,954.63    $    -        $    -       $    -
                                         =================================================================
Receipts
Internal Transfers                            -          2,108,868         -             -          7,678
Interest Income                               -                -           -             -            -
Accounts Receivable - Credit/Collections      -                -           -             -            -
Accounts Receivable - Lockbox                 -                -           -             -            -
Retail Cash/Check Sales & J-Card Store
  Payments                                    -                -           -             -            -
Asset Dispositions & Payments from
  Liquidators                                 -                -           -             -            -
Revolver Borrowings - Fleet                   -                -           -             -            -
Return Items Redeposited                      -                -           -             -            -
Misc Deposits/Credits                         -                -           -                5         -
Bankcard Receipts                             -                -           -             -            -
Employee Benefit Plans - Payments from
  Providers                                   -                -           -             -            -
Corporate Income Tax Refund                   -                -           -             -            -
                                         -----------------------------------------------------------------
Total Receipts                           $    -       $  2,108,868    $    -        $       5    $  7,678
                                         =================================================================
Disbursements
Internal Transfers                            -                -           -                5         -
Electronic Payroll Tax/Withholding
  Payments                                    -                -           -             -            -
Payroll                                       -          1,945,466         -             -            -
Payments/Transfers to Liquidators             -                -           -             -            -
Vendor Payments                               -                -           -             -            -
Electronic Sales Tax Payments                 -                -           -             -            -
Revolver Fees and Interest - Fleet            -                -           -             -            -
Receipts applied to Revolver Balance -
  Fleet                                       -                -           -             -            -
Customer Refunds                              -                -           -             -            -
Employee Benefit Plan Payments                -                -           -             -            -
Corporate Income Tax Payments                 -                -           -             -            -
Bank Fees                                     -                -           -             -            -
Return Items                                  -                -           -             -          7,678
Miscellaneous                                 -                -           -             -            -
                                         -----------------------------------------------------------------
Total Disbursements                      $    -       $  1,945,466    $    -        $       5    $  7,678
                                         =================================================================
Net Cash Flow                            $    -       $    163,402    $    -        $    -       $    -
                                         =================================================================
Cash End of Month                        $    -       $ 285,356.81    $    -        $    -       $    -
                                            EGR          GPT          BHM
                                         2021061367   2021061383   2021061482
                                         ----------------------------------
Cash - Beg                               $    -       $     -      $     -
                                         ===================================
Receipts
Internal Transfers                            -             -             40
Interest Income                               -             -            -
Accounts Receivable - Credit/Collections      -             -            -
Accounts Receivable - Lockbox                 -             -            -
Retail Cash/Check Sales & J-Card Store
  Payments                                  5,512           -            -
Asset Dispositions & Payments from
  Liquidators                                 -             -            -
Revolver Borrowings - Fleet                   -             -            -
Return Items Redeposited                      -             -            -
Misc Deposits/Credits                         -          16,543          -
Bankcard Receipts                             -             -            -
Employee Benefit Plans - Payments from
  Providers                                   -             -            -
Corporate Income Tax Refund                   -             -            -
                                         -----------------------------------
Total Receipts                           $  5,512     $  16,543    $      40
                                         ===================================
Disbursements
Internal Transfers                          5,512        16,543          -
Electronic Payroll Tax / Withholding
  Payments                                    -             -            -
Payroll                                       -             -            -
Payments/Transfers to Liquidators             -             -            -
Vendor Payments                               -             -            -
Electronic Sales Tax Payments                 -             -            -
Revolver Fees and Interest - Fleet            -             -            -
Receipts applied to Revolver Balance -
  Fleet                                       -             -            -
Customer Refunds                              -             -            -
Employee Benefit Plan Payments                -             -            -
Corporate Income Tax Payments                 -             -            -
Bank Fees                                     -             -            -
Return Items                                  -             -             40
Miscellaneous                                 -             -            -
                                         -----------------------------------
Total Disbursements                      $  5,512     $  16,543    $      40
                                         ===================================
Net Cash Flow                            $    -       $     -      $     -
                                         ===================================
Cash End of Month                        $    -       $     -      $     -

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                                             COMERICA BANK
                                              ROCH          LIV          CO. INS         FLEX            VEBA
                                           2021061425    2021061417     2176961197     1840425811      1840427643
                                          ---------------------------------------------------------------------------
Cash - Beg                                 $       -     $       -      $      -       $ 25,722.98     $761,974.06
                                           =======================================================================
Receipts
Internal Transfers                                 -           7,820           -               -           605,747
Interest Income                                    -             -             -               -               -
Accounts Receivable - Credit/Collections           -             -             -               -               -
Accounts Receivable - Lockbox                      -             -             -               -               -
Retail Cash/Check Sales & J-Card Store
  Payments                                         -          24,082           -               -               -
Asset Dispositions & Payments from
  Liquidators                                      -             -             -               -               -
Revolver Borrowings - Fleet                        -             -             -               -               -
Return Items Redeposited                           -             -             -               -               -
Misc Deposits/Credits                              -             -             -               -               -
Bankcard Receipts                                  -             -             -               -               -
Employee Benefit Plans - Payments from
  Providers                                        -             -             -               -            28,796
Corporate Income Tax Refund                        -             -             -               -               -
                                           -----------------------------------------------------------------------
Total Receipts                             $       -     $    31,901    $      -       $       -       $   634,544
                                           =======================================================================
Disbursements
Internal Transfers                                 -          31,857           -               -           225,000
Electronic Payroll Tax/Withholding
  Payments                                         -             -             -               -               -
Payroll                                            -             -             -               -               -
Payments/Transfers to Liquidators                  -             -             -               -               -
Vendor Payments                                    -             -             -               -               -
Electronic Sales Tax Payments                      -             -             -               -               -
Revolver Fees and Interest - Fleet                 -             -             -               -               -
Receipts applied to Revolver Balance -
  Fleet                                            -             -             -               -               -
Customer Refunds                                   -             -             -               -               -
Employee Benefit Plan Payments                     -             -             -            23,428         795,814
Corporate Income Tax Payments                      -             -             -               -               -
Bank Fees                                          -             -             -               -               -
Return Items                                       -              45           -               -               554
Miscellaneous                                      -             -             -               -               -
                                           -----------------------------------------------------------------------
Total Disbursements                        $       -     $    31,901    $      -       $    23,428     $ 1,021,368
                                           =======================================================================
Net Cash Flow                              $       -     $       -      $      -       $   (23,428)    $  (386,825)
                                           =======================================================================
Cash End of Month                          $       -     $       -      $      -       $  2,294.87     $375,149.44

                                              CONCENTR.          FUNDING          A/R
                                             1149003715         1850803196     1840422354
                                          ------------------------------------------------
Cash - Beg                                 $ 1,433,879.36    $ 5,389,259.32    $      -
                                           ==============================================
Receipts
Internal Transfers                             14,847,000        19,228,973       232,828
Interest Income                                       -                 -             -
Accounts Receivable - Credit/Collections              -                 -             -
Accounts Receivable - Lockbox                         -                 -             -
Retail Cash/Check Sales & J-Card Store
  Payments                                            -                 -             -
Asset Dispositions & Payments from
  Liquidators                                         -          11,960,878           -
Revolver Borrowings - Fleet                           -                 -             -
Return Items Redeposited                              -                 -             -
Misc Deposits/Credits                               1,658               -             146
Bankcard Receipts                                     -           5,111,742           -
Employee Benefit Plans - Payments from
  Providers                                           -                 -             -
Corporate Income Tax Refund                           -                 -             -
                                           ----------------------------------------------
Total Receipts                             $   14,848,658    $   36,301,593    $  232,974
                                           ==============================================
Disbursements
Internal Transfers                              2,862,169         9,032,512           -
Electronic Payroll Tax/Withholding
  Payments                                      2,428,114           188,795           -
Payroll                                         3,620,600           295,237           -
Payments/Transfers to Liquidators                     -          27,554,785           -
Vendor Payments                                 5,895,613           488,476           -
Electronic Sales Tax Payments                         -           1,799,532           -
Revolver Fees and Interest - Fleet                    -                 -             -
Receipts applied to Revolver Balance -
  Fleet                                               -                 -             -
Customer Refunds                                      -                 -         232,974
Employee Benefit Plan Payments                        -             216,884           -
Corporate Income Tax Payments                         -                 -             -
Bank Fees                                          16,138               -             -
Return Items                                          -                 -             -
Miscellaneous                                          60               508           -
                                           ----------------------------------------------
Total Disbursements                        $   14,822,694    $   39,576,728    $  232,974
                                           ==============================================
Net Cash Flow                              $       25,964    $   (3,275,135)   $      -
                                           ==============================================
Cash End of Month                          $ 1,459,843.14    $ 2,114,124.19    $      -

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                              REFUND           COLLATERAL         P/C - 020         P/C - 080         P/C - 120
                                            1850553791         1851359800         1181109594        1076138500        1081001909
                                           --------------------------------------------------------------------------------------
Cash - Beg                                 $       -          $ 428,634.91       $   4,262.07       $ 3,341.30        $ 1,669.63
                                           =====================================================================================
Receipts
Internal Transfers                             213,594              45,642                -                -                 -
Interest Income                                    -                   -                  -                -                 -
Accounts Receivable - Credit/Collections           -                17,875                -                -                 -
Accounts Receivable - Lockbox                      -             7,828,890                -                -                 -
Retail Cash/Check Sales & J-Card Store
  Payments                                         -                   -                  -                -                 -
Asset Dispositions & Payments from
  Liquidators                                      -                   -                  -                -                 -
Revolver Borrowings - Fleet                        -                   -                  -                -                 -
Return Items Redeposited                           -                   -                  -                -                 -
Misc Deposits/Credits                              -               301,165                -                -                 -
Bankcard Receipts                                  -                   -                  -                -                 -
Employee Benefit Plans - Payments from
  Providers                                        -                   -                  -                -                 -
Corporate Income Tax Refund                        -                   -                  -                -                 -
                                           -------------------------------------------------------------------------------------
Total Receipts                             $   213,594      $ 8,193,572.48       $        -         $      -          $      -
                                           =====================================================================================
Disbursements
Internal Transfers                                 -             8,305,038              4,187            3,184             1,670
Electronic Payroll Tax / Withholding
  Payments                                         -                   -                  -                -                 -
Payroll                                            -                   -                  -                -                 -
Payments/Transfers to Liquidators                  -                   -                  -                -                 -
Vendor Payments                                    -                   -                   75              158               -
Electronic Sales Tax Payments                      -                   -                  -                -                 -
Revolver Fees and Interest - Fleet                 -                   -                  -                -                 -
Receipts applied to Revolver Balance -
  Fleet                                            -                   -                  -                -                 -
Customer Refunds                               213,594                 -                  -                -                 -
Employee Benefit Plan Payments                     -                   -                  -                -                 -
Corporate Income Tax Payments                      -                   -                  -                -                 -
Bank Fees                                          -                 7,142                -                -                 -
Return Items                                       -                36,531                -                -                 -
Miscellaneous                                      -                   360                -                -                 -
                                           -------------------------------------------------------------------------------------
Total Disbursements                        $   213,594      $    8,349,071       $      4,262       $    3,341        $    1,670
                                           =====================================================================================
Net Cash Flow                              $       -        $     (155,498)      $     (4,262)      $   (3,341)       $   (1,670)
                                           =====================================================================================
Cash End of Month                          $       -        $   273,136.65       $        -         $      -          $      -

                                           P/C - 130            TOL              COL
                                           1129009476       01891045655      01891046421
                                           ---------------------------------------------
Cash - Beg                                 $20,223.09       $     -          $       -
                                           ============================================
Receipts
Internal Transfers                                -               -                 -
Interest Income                                   -               -                 -
Accounts Receivable - Credit/Collections          -               -                 -
Accounts Receivable - Lockbox                     -               -                 -
Retail Cash/Check Sales & J-Card Store
  Payments                                        -               -                 -
Asset Dispositions & Payments from
  Liquidators                                     -               -                 -
Revolver Borrowings - Fleet                       -               -                 -
Return Items Redeposited                          -               -                 -
Misc Deposits/Credits                             -               -                 -
Bankcard Receipts                                 -               -                 -
Employee Benefit Plans - Payments from
  Providers                                       -               -                 -
Corporate Income Tax Refund                       -               -                 -
                                           --------------------------------------------
Total Receipts                             $      -         $     -          $      -
                                           ============================================
Disbursements
Internal Transfers                             19,932             -                 -
Electronic Payroll Tax / Withholding
  Payments                                        -               -                 -
Payroll                                           -               -                 -
Payments/Transfers to Liquidators                 -               -                 -
Vendor Payments                                   291             -                 -
Electronic Sales Tax Payments                     -               -                 -
Revolver Fees and Interest - Fleet                -               -                 -
Receipts applied to Revolver Balance -
  Fleet                                           -               -                 -
Customer Refunds                                  -               -                 -
Employee Benefit Plan Payments                    -               -                 -
Corporate Income Tax Payments                     -               -                 -
Bank Fees                                         -               -                 -
Return Items                                      -               -                 -
Miscellaneous                                     -               -                 -
                                           --------------------------------------------
Total Disbursements                        $   20,223       $     -          $      -
                                           ============================================
Net Cash Flow                              $  (20,223)      $     -          $      -
                                           ============================================
Cash End of Month                          $      -         $     -          $      -




SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                       HUNTINGTON BANK
                                           -----------------------------------------------------------------------------
                                               IND         P/C - 200    P/C - 210    P/C - 510     L/C'S      OHIO W/C
                                           01551717485    01891044944  01891044960  01551719425 01891312760  01280015979
                                           -----------------------------------------------------------------------------
Cash - Beg                                 $53,590.33      $      -      $    -     $ 3,449.60   $     -     $ 13,746.29
                                           ============================================================================
Receipts
Internal Transfers                                -               -           -            -           -           -
Interest Income                                   -               -           -            -           -           -
Accounts Receivable - Credit/Collections          -               -           -            -           -           -
Accounts Receivable - Lockbox                     -               -           -            -           -           -
Retail Cash/Check Sales & J-Card
  Store Payments                               16,376             -           -            -           -           -
Asset Dispositions & Payments from                -               -           -            -           -           -
  Liquidators
Revolver Borrowings - Fleet                       -               -           -            -           -           -
Return Items Redeposited                          -               -           -            -           -           -
Misc Deposits/Credits                             150             -           -            -           -           -
Bankcard Receipts                                 -               -           -            -           -           -
Employee Benefit Plans - Payments from            -               -           -            -           -           -
  Providers
Corporate Income Tax Refund                       -               -           -            -           -           -
Total Receipts                             $   16,526      $      -      $    -     $      -     $     -     $     -
                                           ============================================================================
Disbursements
Internal Transfers                             69,000             -           -            -           -          13,746
Electronic Payroll Tax / Withholding
  Payments                                        -               -           -            -           -           -
Payroll                                           -               -           -            -           -           -
Payments/Transfers to Liquidators                 -               -           -            -           -           -
Vendor Payments                                   -               -           -          2,605         -           -
Electronic Sales Tax Payments                     -               -           -            -           -           -
Revolver Fees and Interest - Fleet                -               -           -            -           -           -
Receipts applied to Revolver
  Balance - Fleet                                 -               -           -            -           -           -
Customer Refunds                                  -               -           -            -           -           -
Employee Benefit Plan Payments                    -               -           -            -           -           -
Corporate Income Tax Payments                     -               -           -            -           -           -
Bank Fees                                         814             -           -            -           -           -
Return Items                                      150             -           -            -           -           -
Miscellaneous                                     -               -           -            -           -           -
                                           ----------------------------------------------------------------------------
Total Disbursements                        $   69,964      $      -      $    -     $    2,605   $     -     $   13,746
                                           ============================================================================
Net Cash Flow                              $  (53,437)     $      -      $    -     $   (2,605)  $     -     $  (13,746)
                                           ============================================================================
Cash End of Month                          $   153.30      $      -      $    -     $   844.70   $     -     $     -
                                           ============================================================================



                                                 PNC BANK
                                           -------------------------
                                           LOUISVILLE      P/C - 520
                                           3101323814     3101323822
                                           -------------------------
Cash - Beg                                 $19,332.38      $6,491.40
                                           =========================
Receipts
Internal Transfers                               -            -
Interest Income                                  -            -
Accounts Receivable - Credit/Collection          -            -
Accounts Receivable - Lockbox                    -            -
Retail Cash/Check Sales & J-Card               14,187         -
  Store Payments
Asset Dispositions & Payments
  from Liquidators                               -            -
Revolver Borrowings - Fleet                      -            -
Return Items Redeposited                         -            -
Misc Deposits/Credits                            -            -
Bankcard Receipts                                -            -
Employee Benefit Plans - Payments from
  from Providers                                 -            -
Corporate Income Tax Refund                      -            -
Total Receipts                               $ 14,187      $  -
                                           =========================
Disbursements
Internal Transfers                             33,039          6,477
Electronic Payroll Tax / Withholding
  Payments                                       -            -
Payroll                                          -            -
Payments/Transfers to Liquidators                -            -
Vendor Payments                                  -            -
Electronic Sales Tax Payments                    -            -
Revolver Fees and Interest - Fleet               -            -
Receipts applied to Revolver
  Balance - Fleet                                -            -
Customer Refunds                                 -            -
Employee Benefit Plan Payments                   -            -
Corporate Income Tax Payments                    -            -
Bank Fees                                         480             14
Return Items                                     -            -
Miscellaneous                                    -            -
                                           -------------------------
Total Disbursements                          $ 33,520      $   6,491
                                           =========================
Net Cash Flow                                $(19,332)     $  (6,491)
                                           =========================
Cash End of Month                            $   -         $  -
                                           =========================

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                                       COMMERCE BANK                    CITIZENS BANK
                                             --------------------------------------------------------------------
                                                 KANSAS           P/C - 530        P/C - 040       P/C - 060
                                               00002804627        0002804571       0000404892      0000341673
                                             --------------------------------------------------------------------
Cash - Beg                                      $4,511.92         $ 8,710.51        $1,654.84        $      -
                                                ================================================================
Receipts
Internal Transfers                                   -                 -                 -                  -
Interest Income                                      -                 -                 -                  -
Accounts Receivable - Credit/Collections             -                 -                 -                  -
Accounts Receivable - Lockbox                        -                 -                 -                  -
Retail Cash/Check Sales & J-Card
  Store Payments                                    4,658              -                 -                  -
Asset Dispositions & Payments from
Liquidators                                          -                 -                 -                  -
Revolver Borrowings - Fleet                          -                 -                 -                  -
Return Items Redeposited                             -                 -                 -                  -
Misc Deposits/Credits                                -                 -                 -                  -
Bankcard Receipts                                    -                 -                 -                  -
Employee Benefit Plans - Payments
  from Providers                                     -                 -                 -                  -
Corporate Income Tax Refund                          -                 -                 -                  -
Total Receipts                                  $   4,658         $    -            $    -           $      -
                                                ================================================================
Disbursements
Internal Transfers                                  6,000              -                 -                  -
Electronic Payroll Tax / Withholding
  Payments                                           -                 -                 -                  -
Payroll                                              -                 -                 -                  -
Payments/Transfers to Liquidators                    -                 -                 -                  -
Vendor Payments                                     2,692              8,711             -                  -
Electronic Sales Tax Payments                        -                 -                 -                  -
Revolver Fees and Interest - Fleet                   -                 -                 -                  -
Receipts applied to Revolver                         -                 -                 -                  -
  Balance - Fleet
Customer Refunds                                     -                 -                 -                  -
Employee Benefit Plan Payments                       -                 -                 -                  -
Corporate Income Tax Payments                        -                 -                 -                  -
Bank Fees                                             478              -                    7               -
Return Items                                         -                 -                 -                  -
Miscellaneous                                        -                 -                 -                  -
                                                ----------------------------------------------------------------
Total Disbursements                             $   9,170         $    8,711        $       7        $      -
                                                ================================================================
Net Cash Flow                                   $  (4,512)        $   (8,711)       $      (7)       $      -
                                                ================================================================
Cash End of Month                               $    0.00         $    -            $1,647.52        $      -

                                               FIFTH THIRD       BANK ONE
                                            -------------------------------------------------------------------------
                                               P/C - 051          P/C - 070          MASTER           PAYROLL
                                               0002387763         006503434          2912136          2912149
                                            -------------------------------------------------------------------------
Cash - Beg                                      $4,150.75        $ 2,490.61         $ 47,285.5       $139,926.46
                                                ================================================================
Receipts
Internal Transfers                                   -                  -               25,400           641,632
Interest Income                                      -                  -                -                   -
Accounts Receivable - Credit/Collections             -                  -                -                   -
Accounts Receivable - Lockbox                        -                  -                -                   -
Retail Cash/Check Sales & J-Card Store
Payments                                             -                  -               10,694               -
Asset Dispositions & Payments
  from Liquidators                                   -                  -                 -                  -
Revolver Borrowings - Fleet                          -                  -                 -                  -
Return Items Redeposited                             -                  -                 -                  -
Misc Deposits/Credits                                -                  -                 -                  -
Bankcard Receipts                                    -                  -                 -                  -
Employee Benefit Plans - Payments
  from Providers                                     -                  -                 -                  -
Corporate Income Tax Refund                          -                  -                 -                  -
Total Receipts                                  $    -           $      -           $   36,094       $   641,632
                                                ================================================================
Disbursements
Internal Transfers                                   -                  -               68,278               700
Electronic Payroll Tax / Withholding
  Payments                                           -                  -                -                   -
Payroll                                              -                  -                -               550,847
Payments/Transfers to Liquidators                    -                  -                -                   -
Vendor Payments                                     4,151             2,491              -                   -
Electronic Sales Tax Payments                        -                  -                -                   -
Revolver Fees and Interest - Fleet                   -                  -                -                   -
Receipts applied to Revolver                         -                  -                -                   -
  Balance - Fleet
Customer Refunds                                     -                  -                -                   -
Employee Benefit Plan Payments                       -                  -                -                   -
Corporate Income Tax Payments                        -                  -                -                   -
Bank Fees                                            -                  -                4,084               -
Return Items                                         -                  -                   64               -
Miscellaneous                                        -                  -                -                   -
                                                ----------------------------------------------------------------
Total Disbursements                             $   4,151        $    2,491         $   72,426       $   551,547
                                                ================================================================
Net Cash Flow                                   $  (4,151)       $   (2,491)        $  (36,332)      $    90,084
                                                ================================================================
Cash End of Month                               $    -           $      -           $10,953.54       $230,010.95


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                                                FIRST UNION BANK
                                           -----------------------------------------------------------------------------------------
                                            P/C - 310  P/C - 320  P/C - 330  P/C - 340  P/C - 350  P/C - 360  P/C - 370  P/C - 380
                                             2912592    2912615    2912550    2912576    2912589    2912521    2912534    2912547
                                           -----------------------------------------------------------------------------------------
Cash - Beg                                 $ 1,182.09  $3,182.00  $3,563.28  $4,209.50   $    -     $    -    $3,288.01   $ 453.61
                                           ========================================================================================
Receipts
Internal Transfers                              -          -          -          -            -          -        -            -
Interest Income                                 -          -          -          -            -          -        -            -
Accounts Receivable - Credit/Collections        -          -          -          -            -          -        -            -
Accounts Receivable - Lockbox                   -          -          -          -            -          -        -            -
Retail Cash/Check Sales & J-Card Store
  Payments                                      -          -          -          -            -          -        -            -
Asset Dispositions & Payments
  from Liquidators                              -          -          -          -            -          -        -            -
Revolver Borrowings - Fleet                     -          -          -          -            -          -        -            -
Return Items Redeposited                        -          -          -          -            -          -        -            -
Misc Deposits/Credits                           -          -          -          -            -          -        -            -
Bankcard Receipts                               -          -          -          -            -          -        -            -
Employee Benefit Plans - Payments
  from Providers                                -          -          -          -            -          -        -            -
Corporate Income Tax Refund                     -          -          -          -            -          -        -            -
Total Receipts                             $    -      $   -      $   -      $   -       $    -     $    -    $   -       $    -
                                           ========================================================================================

Disbursements
Internal Transfers                                800      2,500      3,000      3,800        -          -        2,800        -
Electronic Payroll Tax / Withholding
  Payments                                      -          -          -          -            -          -        -            -
Payroll                                         -          -          -          -            -          -        -            -
Payments/Transfers to Liquidators               -          -          -          -            -          -        -            -
Vendor Payments                                 -          -             72      -            -          -        -            142
Electronic Sales Tax Payments                   -          -          -          -            -          -        -            -
Revolver Fees and Interest - Fleet              -          -          -          -            -          -        -            -
Receipts applied to Revolver
  Balance - Fleet                               -          -          -          -            -          -        -            -
Customer Refunds                                -          -          -          -            -          -        -            -
Employee Benefit Plan Payments                  -          -          -          -            -          -        -            -
Corporate Income Tax Payments                   -          -          -          -            -          -        -            -
Bank Fees                                       -          -          -          -            -          -        -            -
Return Items                                    -          -          -          -            -          -        -            -
Miscellaneous                                   -          -          -          -            -          -        -            -
                                           ----------------------------------------------------------------------------------------
Total Disbursements                        $      800  $   2,500  $   3,072  $   3,800   $    -     $    -    $   2,800   $     142
                                           ========================================================================================
Net Cash Flow                              $     (800) $  (2,500) $  (3,072) $  (3,800)  $    -     $    -    $  (2,800)  $    (142)
                                           ========================================================================================
Cash End of Month                          $   382.09  $  682.00  $  491.28  $  409.50   $    -     $    -    $  488.01   $  311.17


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                                                 FLEET BANK
                                          -------------------------------------------------------------------------
                                           P/C - 399  P/C - 410  P/C - 420  P/C - 430      CUSTOMER      REVOLVER    CURRENT MONTH
                                            2912628    2912602    2912563    2912518      9419400055    9428428068       ACTUAL
                                          -----------------------------------------------------------------------------------------
Cash - Beg                                $ 1,027.39    $  -     $4,096.74  $8,982.95   $23,771,724.42    $   -      $32,297,971.93
                                          =========================================================================================
Receipts
Internal Transfers                               700       -          -         -                 -           -          37,965,921
Interest Income                                 -          -          -         -               16,984        -              16,984
Accounts Receivable - Credit/Collections        -          -          -         -                 -           -              17,875
Accounts Receivable - Lockbox                   -          -          -         -                 -           -           7,828,890
Retail Cash/Check Sales & J-Card
  Store Payments                                -          -          -         -                 -           -              75,510
Asset Dispositions & Payments                   -          -          -         -                 -           -          11,960,878
  from Liquidators
Revolver Borrowings - Fleet                     -          -          -         -                 -           -              -
Return Items Redeposited                        -          -          -         -                 -           -              -
Misc Deposits/Credits                           -          -          -         -                3,792        -             323,459
Bankcard Receipts                               -          -          -         -           10,056,427        -          15,168,170
Employee Benefit Plans - Payments
  from Providers                                -          -          -         -                 -           -              28,796
Corporate Income Tax Refund                     -          -          -         -                 -           -              -
Total Receipts                            $      700    $  -     $    -     $   -       $   10,077,203    $   -      $   73,386,482
                                          =========================================================================================
Disbursements
Internal Transfers                               500       -         3,500      8,500        8,000,000        -          28,730,250
Electronic Payroll Tax / Withholding
  Payments                                      -          -          -          -                -           -           2,616,908
Payroll                                         -          -          -          -                -           -           6,412,149
Payments/Transfers to Liquidators               -          -          -          -                -           -          27,554,785
Vendor Payments                                  784       -          -          -             121,250        -           6,527,510
Electronic Sales Tax Payments                   -          -          -          -                -           -           1,799,532
Revolver Fees and Interest - Fleet              -          -          -          -                -           -              -
Receipts applied to Revolver
  Balance - Fleet                               -          -          -          -                -           -              -
Customer Refunds                                -          -          -          -                -           -             446,568
Employee Benefit Plan Payments                  -          -          -          -                -           -           1,036,126
Corporate Income Tax Payments                   -          -          -          -                -           -              -
Bank Fees                                       -          -          -          -               6,671        -              35,829
Return Items                                    -          -          -          -                -           -              45,062
Miscellaneous                                   -          -          -          -                -           -                 928
                                          -----------------------------------------------------------------------------------------
Total Disbursements                       $    1,284    $  -     $   3,500  $   8,500   $    8,127,921    $   -      $   75,205,645
                                          =========================================================================================
Net Cash Flow                             $     (584)   $  -     $  (3,500) $  (8,500)  $    1,949,282    $   -      $   (1,819,163)
                                          =========================================================================================
Cash End of Month                         $   443.60    $  -     $  596.74  $  482.95   $25,721,006.05    $   -      $30,478,808.50

SCHEDULE A
RECONCILIATION OF CASH TO BALANCE SHEET

Total Cash Per Schedule A TOTAL (previous page):                                               $30,478,809

Less: Reconciling items/entries needed per Bank                                                 (3,228,694)
Recs**

Add: Bank Overdraft Reclass Entry                                                                   -


Add: Cash Funds not included in Bank Account Schedule
0001-901-XXX                          Petty Cash not in bank acct schedule          887
0001-903-XXX                          Store Till Funds not in bank acct schedule    -
0001-912-XXX                          Discover Cards                                -
0001-913-XXX                          American Express                              -
0001-995-XXX                          Visa/MC                                       -
                                                                                                       887
                                                                                --------
Miscellaneous adjustment - Petty Cash Checking
  accounts - Closed accounts with negative book
  balances                                                                                          -

Rounding adjustment                                                                                 (1,002)
                                                                                               -----------
Total Cash Per Balance Sheet                                                                   $27,250,000
                                                                                               ===========


** This includes all "Bank Rec_Sch.B" tab reconciling items

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                              BANK RECONCILIATION

JACOBSON STORES, INC.

                                                                    BANK ACCOUNTS
                             -------------------------------------------------------------------------
BALANCE PER BOOKS            $                 -        $        -        $          -      $        -
                             =========================================================================

Bank Balance                 SEE ATTACHED SCHEDULE B                                 -               -
Plus: Deposits In Transit                      -                 -                   -               -
Less: Outstanding Checks                       -                 -                   -               -
Other                                          -                 -                   -               -
                             -------------------------------------------------------------------------
ADJUSTED BANK BALANCE        $                 -        $        -        $          -      $        -
                             =========================================================================



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                           PAYROLL        PAYROLL        ACCTS PAY       AA           EL         EGR         GPT
                                         2176961189     1851132363      2176960694    2021061474  2021061375  2021061367  2021061383
                                        --------------------------------------------------------------------------------------------
Balance Per Books                       $(18,022.58)   $(32,150.02)     $        -    $        -  $        -  $        -  $        -
                                        ============================================================================================
Bank Balance                                      -        285,357               -             -           -           -           -
Plus: Deposits in Transit - Booked Not
  Banked                                          -              -               -             -           -           -           -
Less: Outstanding Checks/Wire Transfers     (18,023)      (319,047)              -             -           -           -           -
Less: Outstanding Internal Transfers              -              -               -             -           -           -           -
Less: Deposits in Transit - Banked not
  Booked                                          -              -               -             -           -           -           -
Misposted Entries                                 -            200               -             -           -           -           -
Checks issued not on Books                        -              -               -             -           -           -           -
Interest Income not on Books                      -              -               -             -           -           -           -
Return of Direct Deposit Funds not on
  Books                                           -              -               -             -           -           -           -
Checks Cleared not O/S on Books                   -            932               -             -           -           -           -
Overdraft Charges not on Books                    -              -               -             -           -           -           -
Returned Items                                    -              -               -             -           -           -           -
Interest Expense not on Books                     -              -               -             -           -           -           -
Bank Fees/Debits not on Books                     -              -               -             -           -           -           -
Misc Deposit/Credit not on Books                  -              -               -             -           -           -           -
Bankcard Fees not on Books                        -              -               -             -           -           -           -
Bankcard Debits on Books not Bank                 -              -               -             -           -           -           -
Misc variance                                     -            408               -             -           -           -           -
                                        --------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $(18,022.58)   $(32,150.02)     $        -    $        -  $        -  $        -  $        -
                                        ============================================================================================

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                            COMERICA BANK
                                        --------------------------------------------------------------------------------------------
                                           BHM          ROCH         LIV         CO. INS       FLEX         VEBA        CONCENTR.
                                        --------------------------------------------------------------------------------------------
                                        2021061482   2021061425   2021061417    2176961197  1840425811    1840427643    1149003715
                                        --------------------------------------------------------------------------------------------
Balance Per Books                       $         -  $        -   $       -    $        -  $ (5,102.19)  $(43,056.74)  $(285,136.03)
                                        ============================================================================================
Bank Balance                                      -           -           -             -        2,295       375,149      1,459,843
Plus: Deposits in Transit - Booked Not            -           -           -             -            -        14,983              -
  Banked
Less: Outstanding Checks/Wire Transfers           -           -           -             -       (7,397)     (459,741)    (1,711,476)
Less: Outstanding Internal Transfers              -           -           -             -            -        25,307        (25,307)
Less: Deposits in Transit - Banked not            -           -           -             -            -             -              -
  Booked
Misposted Entries                                 -           -           -             -            -             -              -
Checks issued not on Books                        -           -           -             -            -             -              -
Interest Income not on Books                      -           -           -             -            -             -              -
Return of Direct Deposit Funds not on             -           -           -             -            -             -              -
  Books
Checks Cleared not O/S on Books                   -           -           -             -            -             9              -
Overdraft Charges not on Books                    -           -           -             -            -             -              -
Returned Items                                    -           -           -             -            -             -              -
Interest Expense not on Books                     -           -           -             -            -             -              -
Bank Fees/Debits not on Books                     -           -           -             -            -           803              -
Misc Deposit/Credit not on Books                  -           -           -             -            -             -         (9,434)
Bankcard Fees not on Books                        -           -           -             -            -             -              -
Bankcard Debits on Books not Bank                 -           -           -             -            -             -              -
Misc variance                                     -           -           -             -            -           433          1,238
                                        --------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $         -  $        -   $       -    $        -  $ (5,102.19)  $(43,056.74)  $(285,136.03)
                                        ============================================================================================

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                            FUNDING          A/R         REFUND      COLLATERAL   P/C - 020   P/C - 080   P/C - 120
                                          1850803196     1840422354    1850553791    1851359800   1181109594  1076138500  1081001909
                                        --------------------------------------------------------------------------------------------
Balance Per Books                       $1,816,113.45  $(142,455.60)  $(354,693.13)  $556,205.67  $        -  $        -  $        -
                                        ============================================================================================
Bank Balance                                2,114,124             -              -       273,137           -           -           -
Plus: Deposits in Transit - Booked Not              -             -              -       267,135           -           -           -
  Banked
Less: Outstanding Checks/Wire Transfers      (298,397)     (142,333)      (354,693)            -           -           -           -
Less: Outstanding Internal Transfers                -             -              -             -           -           -           -
Less: Deposits in Transit - Banked not              -             -              -          (605)          -           -           -
  Booked
Misposted Entries                                   -             -              -           398           -           -           -
Checks issued not on Books                          -             -              -             -           -           -           -
Interest Income not on Books                        -             -              -             -           -           -           -
Return of Direct Deposit Funds not on               -             -              -             -           -           -           -
  Books
Checks Cleared not O/S on Books                     -             -              -             -           -           -           -
Overdraft Charges not on Books                      -             -              -             -           -           -           -
Returned Items                                      -             -              -        18,252           -           -           -
Interest Expense not on Books                       -             -              -             -           -           -           -
Bank Fees/Debits not on Books                     386             -              -           860           -           -           -
Misc Deposit/Credit not on Books                    -          (141)             -             -           -           -           -
Bankcard Fees not on Books                          -             -              -             -           -           -           -
Bankcard Debits on Books not Bank                   -             -              -             -           -           -           -
Misc variance                                       0            19              -        (2,970)          -           -           -
                                        --------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $1,816,113.45  $(142,455.60) $ (354,693.13)  $556,205.67   $       -  $        -  $        -
                                        ============================================================================================

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                                                   HUNTINGTON BANK
                                        --------------------------------------------------------------------------------------------
                                        P/C - 130       TOL          COL           IND         P/C - 200    P/C - 210     P/C - 510
                                        1129009476  01891045655  01891046421    01551717485   01891044944  01891044960   01551719425
                                        --------------------------------------------------------------------------------------------
Balance Per Books                       $        -  $         -  $         -    $         -   $         -  $         -   $    844.70
                                        ============================================================================================
Bank Balance                                     -            -            -           153              -            -           845
Plus: Deposits in Transit - Booked Not           -            -            -             -              -            -             -
  Banked
Less: Outstanding Checks/Wire Transfers          -            -            -             -              -            -             -
Less: Outstanding Internal Transfers             -            -            -             -              -            -             -
Less: Deposits in Transit - Banked not           -            -            -             -              -            -             -
  Booked
Misposted Entries                                -            -            -             -              -            -             -
Checks issued not on Books                       -            -            -             -              -            -             -
Interest Income not on Books                     -            -            -             -              -            -             -
Return of Direct Deposit Funds not on            -            -            -             -              -            -             -
  Books
Checks Cleared not O/S on Books                  -            -            -             -              -            -             -
Overdraft Charges not on Books                   -            -            -             -              -            -             -
Returned Items                                   -            -            -             -              -            -             -
Interest Expense not on Books                    -            -            -             -              -            -             -
Bank Fees/Debits not on Books                    -            -            -             -              -            -             -
Misc Deposit/Credit not on Books                 -            -            -             -              -            -             -
Bankcard Fees not on Books                       -            -            -             -              -            -             -
Bankcard Debits on Books not Bank                -            -            -             -              -            -             -
Misc variance                                    -            -            -          (153)             -            -             -
                                        --------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $        -  $         -  $         -    $         -   $         -  $         -   $    844.70
                                        ============================================================================================

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                         PNC BANK              COMMERCE BANK        CITIZENS BANK
                                                                  -----------------------   -------------------     -------------
                                          L/C'S      OHIO W/C     LOUISVILLE   P/C - 520     KANSAS   P/C - 530        P/C - 040
                                      01891312760   01280015979   3101323814   3101323822   2804627    2804571           404892
                                      -------------------------------------------------------------------------------------------
Balance Per Books                        $  -          $  -          $  -         $  -        $  -       $  -         $  1,647.52
                                      ===========================================================================================
Bank Balance                                -             -             -            -           -          -               1,648
Plus: Deposits in Transit - Booked
  Not Banked                                -             -             -            -           -          -                   -
Less: Outstanding Checks/Wire
  Transfers                                 -             -             -            -           -          -                   -
Less: Outstanding Internal Transfers        -             -             -            -           -          -                   -
Less: Deposits in Transit -
  Banked not Booked                         -             -             -            -           -          -                   -
Misposted Entries                           -             -             -            -           -          -                   -
Checks issued not on Books                  -             -             -            -           -          -                   -
Interest Income not on Books                -             -             -            -           -          -                   -
Return of Direct Deposit Funds
  not on Books                              -             -             -            -           -          -                   -
Checks Cleared not O/S on Books             -             -             -            -           -          -                   -
Overdraft Charges not on Books              -             -             -            -           -          -                   -
Returned Items                              -             -             -            -           -          -                   -
Interest Expense not on Books               -             -             -            -           -          -                   -
Bank Fees/Debits not on Books               -             -             -            -           -          -                   -
Misc Deposit/Credit not on Books            -             -             -            -           -          -                   -
Bankcard Fees not on Books                  -             -             -            -           -          -                   -
Bankcard Debits on Books not Bank           -             -             -            -           -          -                   -
Misc variance                               -             -             -            -           -          -                   -
                                         ----------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                    $  -          $  -          $  -         $  -        $  -       $  -         $  1,647.52
                                         ========================================================================================


SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                      CITIZENS BANK   FIFTH THIRD   BANK ONE
                                      -------------   -----------   ---------
                                        P/C - 060      P/C - 051    P/C - 070      MASTER       PAYROLL      P/C - 310    P/C - 320
                                         341673       0002387763    006503434     2912136       2912149       2912592      2912615
                                      ---------------------------------------------------------------------------------------------
Balance Per Books                       $  -            $  -          $  -      $ 10,953.54   $ 23,418.62      $    -       $    -
                                        ==========================================================================================
Bank Balance                               -               -             -           10,954       230,011         382          682
Plus: Deposits in Transit - Booked
  Not Banked                               -               -             -                -             -           -            -
Less: Outstanding Checks/Wire
  Transfers                                -               -             -                -      (210,880)          -            -
Less: Outstanding Internal Transfers       -               -             -                -         4,287        (382)        (682)
Less: Deposits in Transit - Banked
  not Booked                               -               -             -                -             -           -            -
Misposted Entries                          -               -             -                -             -           -            -
Checks issued not on Books                 -               -             -                -             -           -            -
Interest Income not on Books               -               -             -                -             -           -            -
Return of Direct Deposit Funds not
  on Books                                 -               -             -                -             -           -            -
Checks Cleared not O/S on Books            -               -             -                -             -           -            -
Overdraft Charges not on Books             -               -             -                -             -           -            -
Returned Items                             -               -             -                -             -           -            -
Interest Expense not on Books              -               -             -                -             -           -            -
Bank Fees/Debits not on Books              -               -             -                -             -           -            -
Misc Deposit/Credit not on Books           -               -             -                -             -           -            -
Bankcard Fees not on Books                 -               -             -                -             -           -            -
Bankcard Debits on Books not Bank          -               -             -                -             -           -            -
Misc variance                              -               -             -                -             -           -            -
                                      ---------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $  -            $  -          $  -      $ 10,953.54   $ 23,418.62     $    -       $    -
                                      =============================================================================================

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                       FIRST UNION BANK
                                      ----------------------------------------------------------------------------------------------
                                      P/C - 330   P/C - 340   P/C - 350   P/C - 360   P/C - 370   P/C - 380   P/C - 399   P/C - 410
                                       2912550     2912576     2912589     2912521     2912534     2912547     2912628     2912602
                                      ----------------------------------------------------------------------------------------------
Balance Per Books                       $    -      $    -      $  -         $  -       $    -      $    -      $    -       $ -
                                      ==========================================================================================
Bank Balance                               491         410         -            -          488         311         444         -
Plus: Deposits in Transit - Booked
  Not Banked                                 -           -         -            -            -           -           -         -
Less: Outstanding Checks/Wire
  Transfers                                  -           -         -            -            -           -           -         -
Less: Outstanding Internal Transfers      (491)       (410)        -            -         (488)       (311)       (444)        -
Less: Deposits in Transit - Banked
  not Booked                                 -           -         -            -            -           -           -         -
Misposted Entries                            -           -         -            -            -           -           -         -
Checks issued not on Books                   -           -         -            -            -           -           -         -
Interest Income not on Books                 -           -         -            -            -           -           -         -
Return of Direct Deposit Funds not
  on Books                                   -           -         -            -            -           -           -         -
Checks Cleared not O/S on Books              -           -         -            -            -           -           -         -
Overdraft Charges not on Books               -           -         -            -            -           -           -         -
Returned Items                               -           -         -            -            -           -           -         -
Interest Expense not on Books                -           -         -            -            -           -           -         -
Bank Fees/Debits not on Books                -           -         -            -            -           -           -         -
Misc Deposit/Credit not on Books             -           -         -            -            -           -           -         -
Bankcard Fees not on Books                   -           -         -            -            -           -           -         -
Bankcard Debits on Books not Bank            -           -         -            -            -           -           -         -
Misc variance                                -           -         -            -            -           -           -         -
                                      ------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $    -      $    -      $  -         $  -       $    -      $    -      $    -       $ -
                                      ==========================================================================================


SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                        FIRST UNION BANK                  FLEET BANK                     TOTAL
                                      ---------------------    ---------------------------        ---------------
                                      P/C - 420   P/C - 430       CUSTOMER        REVOLVER
                                       2912563     2912518       9419400055      9428428068
                                      ---------------------------------------------------------------------------
Balance Per Books                       $    -    $      -     $ 25,721,006.05     $  -           $ 27,249,573.26
                                        =========================================================================
Bank Balance                               597         483          25,721,006        -             30,478,808.50
Plus: Deposits in Transit - Booked
  Not Banked                                 -           -                   -        -                   282,118
Less: Outstanding Checks/Wire
  Transfers                                  -           -                   -        -                (3,521,987)
Less: Outstanding Internal Transfers      (597)       (483)                  -        -                        (0)
Less: Deposits in Transit - Banked
  not Booked                                 -           -                   -        -                      (605)
Misposted Entries                            -           -                   -        -                       598
Checks issued not on Books                   -           -                   -        -                         -
Interest Income not on Books                 -           -                   -        -                         -
Return of Direct Deposit Funds not
  on Books                                   -           -                   -        -                         -
Checks Cleared not O/S on Books              -           -                   -        -                       941
Overdraft Charges not on Books               -           -                   -        -                         -
Returned Items                               -           -                   -        -                    18,252
Interest Expense not on Books                -           -                   -        -                         -
Bank Fees/Debits not on Books                -           -                   -        -                     2,049
Misc Deposit/Credit not on Books             -           -                   -        -                    (9,575)
Bankcard Fees not on Books                   -           -                   -        -                         -
Bankcard Debits on Books not Bank            -           -                   -        -                         -
Misc variance                                -         542                   -        -                      (484)
                                        -------------------------------------------------------------------------
ADJUSTED BANK BALANCE                   $    -    $ 541.71     $ 25,721,006.05     $  -           $ 27,250,114.97
                                        =========================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN
In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002


                           STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                                                       Cumulative
                                                                                     Filing to date
                                                                          August         Totals
                                                                       ---------    ---------------
Net Sales                                                              $       -      $  155,128

Cost of Goods Sold                                                             -        (110,796)
                                                                       ---------      ----------

Gross Profit                                                                   -          44,332

Operating Expenses                                                        (3,923)        (66,897)
                                                                       ---------      ----------

Operating Income / (Loss)                                                 (3,923)        (22,565)

Interest Income / (Expense), net                                              17          (2,357)

Other Income / (Expense)                                                 (19,029)        (45,196)
                                                                       ---------      ----------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                    (22,935)        (70,118)

Reorganization / Liquidation Expenses - (incl. Professional Fees)         (4,167)        (12,805)

Income Taxes - Benefit / (Expense)                                             -             521
                                                                       ---------      ----------

Net Income / (Loss)                                                    $ (27,102)     $  (82,402)
                                                                       =========      ==========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                                BALANCE SHEET **
                             (dollars in thousands)

                                     ASSETS

CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                                              $ 27,250
ACCOUNTS RECEIVABLE, NET                                                      0
DUE FROM VENDORS                                                          4,850
INTERCOMPANY RECEIVABLE                                                       0
INVENTORIES                                                                   0
DEFERRED FINANCING                                                            0
OTHER PREPAIDS                                                            2,276
REFUNDABLE INCOME TAXES                                                       0
                                                                       ---------
                                                  SUBTOTAL               34,376

TOTAL P, P & E:                                                          66,966
LESS: ACCUMULATED DEPR.                                                 (40,676)
                                                                       ---------
                          PROPERTY, PLANT & EQUIPMENT, NET               26,290

OTHER ASSETS:
LIFE INSURANCE - CSV                                                        570
EQUITY IN SUBS                                                            2,100
PREPAID PENSION                                                               0
OTHER                                                                     2,947
                                                                       ---------
                                                  SUBTOTAL                5,617
                                                                       ---------
TOTAL ASSETS                                                           $ 66,283
                                                                       =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                                BALANCE SHEET **
                             (dollars in thousands)

                LIABILITIES & STOCKHOLDERS' EQUITY
                      CURRENT LIABILITIES
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                               $   4,980
AMOUNTS DUE TO INSIDERS                                                0
ACCRUED PAYROLL                                                    1,018
ACCRUED PROPERTY TAXES                                             2,773
ACCRUED PAYROLL TAXES                                                240
ACCRUED STATE INCOME TAXES                                           316
ACCRUED SALES & USE TAXES                                          1,418
ACCRUED INTEREST                                                      46
ACCRUED PROFESSIONAL FEES                                          1,708
ACCRUED RENT/LEASE                                                   810
RESTRUCTURING / STORE CLOSING RESERVE                             12,121
ACCRUED OTHER                                                      8,573
                                                               ----------
                                              SUBTOTAL            34,003

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                               0
INTERCOMPANY LIABILITIES                                          53,063
DEFERRED RENT                                                          0
BANK FLOAT / OVERDRAFTS                                                0
OTHER LIABILITIES                                                      0
                                                               ----------
                                              SUBTOTAL            53,063
                                                               ----------

TOTAL CURRENT POST-PETITION LIABILITIES                           87,066

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                                  41,206
ACCRUED GOM CAPITAL LEASE OBLIGATION                                   0
ACCRUED VACATION                                                   2,850
ACCRUED WORKERS COMPENSATION                                       2,216
ACCRUED INTEREST                                                   1,079
ACCRUED PROPERTY TAXES                                             1,360
OFFICER'S DEFERRED COMPENSATION                                      415
MORTGAGES                                                              0
DEBENTURES                                                        24,376
OTHER LIABILITIES                                                  1,450
                                                               ----------
                                              SUBTOTAL            74,952
                                                               ----------
TOTAL LIABILITIES                                                162,018

STOCKHOLDERS' EQUITY:
COMMON STOCK                                                       5,975
PAID IN SURPLUS                                                    7,201
TREASURY STOCK                                                      (399)
RETAINED EARNINGS, BEGINNING                                     (26,110)
CURRENT PERIOD EARNINGS                                          (82,402)
                                                               ----------
                                              SUBTOTAL           (95,735)
                                                               ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                       $  66,283
                                                               ==========


** NOTE: The financial statements contained in this report are unaudited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                         SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.


                                  BEGINNING TAX   AMOUNT WITHHELD                                                      ENDING TAX
                                    LIABILITY       OR ACCRUED         AMOUNT PAID   DATE PAID   CHECK NO. OR EFT      LIABILITY
                                  ------------------------------------------------------------------------------------------------
FEDERAL
Withholding                       $   406,721        $   853,935       $ 1,265,768    SEE SUMMARY SCHEDULE C          $    (5,112)
FICA - Employee                       118,750            465,287           581,173    SEE SUMMARY SCHEDULE C                2,864
FICA - Employer                       267,774            432,929           581,173    SEE SUMMARY SCHEDULE C              119,530
Unemployment                            8,252              2,744                 -    SEE SUMMARY SCHEDULE C               10,996
Income - SEE BELOW                          -                                                                                   -
Other:                                      -                                                                                   -
                                  ------------------------------------------------------------------------------------------------
  TOTAL FEDERAL TAXES                 801,497          1,754,895         2,428,114                                        128,278
                                  ================================================================================================
STATE AND LOCAL

Withholding                            52,447            239,934           224,528    SEE SUMMARY SCHEDULE D               67,853
Sales & Use                           301,229          2,917,130         1,799,938    SEE SUMMARY SCHEDULE D            1,418,421
Unemployment                           32,451             11,523                 -    SEE SUMMARY SCHEDULE D               43,974
Real Property                       1,184,817            680,275                 -                                      1,865,092
Personal Property                     402,122            505,373                 -                                        907,495
Income                                404,074             62,067           150,000                                        316,141
Other:                                      -                  -                 -                                              -
                                  ------------------------------------------------------------------------------------------------
  TOTAL STATE AND LOCAL             2,377,140          4,416,302         2,174,465                                      4,618,977
                                  ================================================================================================
TOTAL TAXES PAYABLE               $ 3,178,637        $ 6,171,197       $ 4,602,579                                    $ 4,747,255
                                  ================================================================================================
REFUNDABLE FEDERAL INCOME TAXES   $         -                  -                                                      $         -
                                  ================================================================================================


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                         CURRENT                      NUMBER OF DAYS PAST DUE
                                                         ---------------------------------------------------------------------------
                                      (INCL. DISCOUNTS)     0 - 30           31 - 60                61 +                   TOTAL
                                      ----------------------------------------------------------------------------------------------
Accounts Payable - Merchandise          $   173,331      $   371,145       $ 2,061,767          $ 1,144,832                3,751,075
Accounts Payable - Non-Merchandise          930,450           10,852           235,538               51,921                1,228,761
Amounts Due to Insiders                           -                -                 -                    -                        -
Accrued Payroll                           1,018,000                -                 -                    -                1,018,000
Accrued Taxes                             4,747,000                -                 -                    -                4,747,000
Interest                                     46,000                -                 -                    -                   46,000
Professional Fees                         1,708,000                -                 -                    -                1,708,000
Rent / Leases - Building & Equipment        810,000                -                 -                    -                  810,000
Restructuring / Store Closing Reserve    12,121,000                -                 -                    -               12,121,000
Accrued Other                             8,573,000                -                 -                    -                8,573,000
Secured Debt / Adequate Protection
  Payments                                        -                -                 -                    -                        -
Deferred Rent                                     -                -                 -                    -                        -
Bank Float / Overdrafts                           -                -                 -                    -                        -
Other (excluding Interco. payable)                -                -                 -                    -                        -
                                        --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                $30,126,781      $   381,997       $ 2,297,305          $ 1,196,753   $     -    $34,002,837
                                        ============================================================================================

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

SEE APPENDIX A

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS      AMOUNT     CHECK/EFT NO.      DATE           ADD'L COMMENTS
941 Deposit                                                        $  454,477      85128371      08/05/02
941 Deposit                                                           922,548      85815634      08/12/02
941 Deposit                                                           398,971      86485213      08/19/02
941 Deposit                                                           652,118      87183266      08/26/02
                                                                   ----------
                                                                   $2,428,114
                                                                   ----------

UNEMPLOYMENT - LISTING OF PAYMENTS
940 Deposit - FUTA                                                 $        -
                                                                   ----------
                                                                   $        -
                                                                   ----------

TAXES - SCHEDULE D:    LISTING OF STATE & LOCAL TAX PAYMENTS

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS               AMOUNT          CHECK/EFT NO.           DATE          ADD'L COMMENTS
Michigan - Employee State Withholding                        $ 28,558          2140030820          08/05/02
Michigan - Employee State Withholding                          73,095          2210034811          08/12/02
Michigan - Employee State Withholding                          22,190          2280042149          08/19/02
Michigan - Employee State Withholding                          47,556          2350043401          08/26/02
Ohio - Employee State Withholding                                  18               22823          08/06/02
Ohio - Employee State Withholding                                 414               92214          08/13/02
Ohio - Employee State Withholding                                  13               50401          08/20/02
Ohio - Employee State Withholding                                 263               29687          08/27/02
Indiana - Employee City/State Withholding                      16,280               94669          08/16/02
Kentucky - Employee State Withholding                           5,118             1023545          08/09/02
Kentucky - Employee State Withholding                          11,989             1024007          08/23/02
Kansas - Employee State Withholding                             3,411             1023543          08/09/02
Kansas - Employee State Withholding                             6,443             1024006          08/23/02
Jackson, Michigan - Employee Local Withholding                  1,715             1024005          08/23/02
Grand Rapids, Michigan - Employee Local Withholding               865             1023998          08/23/02
Columbus, Ohio - Employee Local Withholding                        31             1023648          08/16/02
Louisville, Kentucky - Employee Local Withholding               6,565             1023553          08/09/02
                                                           ----------
                                                           $  224,528
                                                           ----------

UNEMPLOYMENT - LISTING OF PAYMENTS
  SUTA:
  MI                                                       $        -
  OH                                                                -
  IN                                                                -
  KY                                                                -
  KS                                                                -
  FL                                                                -
                                                           ----------
                                                           $        -
                                                           ----------

SALES & USE TAX - LISTING OF PAYMENTS
Kansas                                                       $    406           200046044          8/27/2002
Kansas                                                        149,314           220016401          8/27/2002
Indiana                                                       199,692               61366          8/20/2022
Ohio                                                            1,336               63235          8/23/2002
Kentucky                                                      199,624             1226943          8/26/2002
Florida                                                       594,460                              8/20/2002
Michigan                                                      377,035          2260039454          8/15/2002
Michigan                                                      278,070          2260039464          8/15/2002
                                                           ----------
                                                           $1,799,938
                                                           ----------

STATE INCOME TAXES
Michigan                                                      150,000                                8/29/02
Indiana                                                             -                   0              0-Jan
                                                           ----------
                                                           $  150,000
                                                           ----------

REAL ESTATE TAXES
                                                                    -
                                                           $        -
                                                           ----------

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #     VENDOR NAME                           CURRENT        1-30       31-60         61+      DISCOUNTS     TOTAL
--------     -----------                           -------        ----       -----         ---      ---------     -----
     18911   A.C. Mazzoli                             -            -            -           49.99        -          49.99
  61397139   ABS                                      -        9,745.50    33,027.00         -       3,421.80   39,350.70
 148683121   Action Wear Inc                          -            -       34,659.00   (16,060.14)   2,772.72   15,826.14
  38211983   ADRIANNA PAPELL DRESSES                147.00         -            -            -          11.76      135.24
 794040329   ADRIANNA PAPELL OCCASIONS                -            -          138.00         -          11.04      126.96
 179499322   ADRIENNE VICTORIA DESIGNS                -            -       10,503.52         -         838.45    9,665.07
   5110846   AFFY TAPPLE LLC                          -            -            -          129.00        -         129.00
  24272143   AFTER HOURS BATH PRODUCTS                -            -           39.26         -           -          39.26
  10467728   All-Clad Metalcrafters                   -            -       13,589.02         -           -      13,589.02
   6076863   ALLEN-EDMONDS SHOE CORP                916.65         -        3,760.49       705.00       42.93    5,339.21
 109091371   ALSO KNOWN AS                           40.00         -            -            -           -          40.00
 201704327   AMERICAN ESSENTIALS                      -            -        3,107.57    (1,904.88)       -       1,202.69
    104125   American Gourmet-Snacks                  -            -        1,264.18         -           -       1,264.18
 807425350   ANDREW STEVENS                           -            -            -          291.01        -         291.01
   4737826   APPAREL DEPOT                            -            -          290.06         -           -         290.06
  14394261   APPLAUSE LLC                             -            -        1,097.82      (119.38)       -         978.44
  59626783   ARIANNA                                  -            -        5,347.22       (17.11)     425.04    4,905.07
  61298253   ARIEL OF FRANCE INC                    459.00         -        3,996.00      (115.74)       -       4,339.26
  61087508   Arizona Natural Resource                 -           91.20     9,645.30      (263.25)       -       9,473.25
  29174737   ARTHUR COURT DESIGNS                 1,269.00     9,611.00      (187.00)      188.00        -      10,881.00
 787551142   ASHLEIGH MANOR                           -            -            -        2,182.00        -       2,182.00
 117491779   ATHRA NJ                                 -            -        1,326.00         -           -       1,326.00
 146645879   AUBADE                                 567.00         -        1,246.60       221.00        -       2,034.60
 112920954   AVIGNON INTERNATIONAL                    -            -        6,627.00         -           -       6,627.00
   6138408   BADGER BASKET COMPANY                    -            -            -           42.00        -          42.00
 789734852   Ballin International                     -            -        6,729.80         -           -       6,729.80
    210641   BANDANA CO INC                           -            -        2,674.21     4,894.59        -       7,568.80
 202110367   BARMISH INC                              -            -            -          133.75        -         133.75
    209809   BARRY KRONEN DESIGNS                 4,460.00         -            -       16,353.70      522.00   20,291.70
 782216253   Barse + Company                        737.00         -        8,481.50         -           -       9,218.50
 189148844   BAY LINENS INC                           -            -       20,338.00         -           -      20,338.00
 612729665   BDS INC/SCHWARTZ & BENJAMIN              -            -       29,571.95    16,018.57        -      45,590.52
    213389   BEDOL INTERNATIONAL GROUP                -            -        3,589.00         -           -       3,589.00
    213058   BELLE & JAX                              -            -            -          535.00        -         535.00
 878198043   BENJAMIN & ROTH SALES                    -            -          330.00         -           -         330.00
  40787520   BENNETT FOOTWEAR GROUP LLC               -            -            -          132.00        -         132.00
 135806870   BETTINA VON WOLHOF LLC                   -            -            -        4,341.85        -       4,341.85
 118478478   Bewley Irish Imports                     -            -           60.87       (10.87)       -          50.00
   1481340   Bill Blass                               -            -       18,540.00         -       1,481.60   17,058.40
  54730887   BLUE SKY                                 -            -        8,754.00         -           -       8,754.00
  19079149   BLUSHING ROSE PUBLISHING                 -            -          448.08         -           4.48      443.60
 627131279   BOBBI BROWN ESSENTIALS              30,556.50         -        9,308.91    19,443.44        -      59,308.85
 112915681   BODY ACTION DESIGNS                      -            -       15,099.21    (7,914.18)   1,443.92    5,741.11
  12229019   BONNIE J                                 -            -       11,248.83         -           -      11,248.83
  43368245   BOTANICAL HABITATS                       -            -        2,105.59         -           -       2,105.59
 839414422   BRAIN SURGERY, INC. D/B/A                -            -       10,747.69      (978.50)   1,527.98    8,241.21
    184119   BROOKHAVEN DESIGNS LTD                   -            -        3,403.20         -           -       3,403.20
 619783335   BRUNZACK CORP                      135,986.91  (141,037.43)   51,612.60   (31,879.03)      43.78   14,639.27
   3292901   BYRD COOKIE CO                         118.80         -          182.82       127.87        -         429.49
  86163268   C.K. Enterprises                         -            -       24,113.84         -           -      24,113.84
 103115762   CACHCACH                               384.00         -            -            -           -         384.00
 112912035   CALLANEN INTERNATIONAL                   -            -        1,159.00         -           -       1,159.00
 361329279   CAPARROS                                 -            -            -          595.00        -         595.00
 557461522   CAPELLI OF NEW YORK                      -            -            -          506.98        -         506.98
 867178725   CAPRESSO INC                             -            -        3,129.00      (150.00)       -       2,979.00
  60812237   CARLISLE HOME PRODUCTS                 732.20         -        5,455.81        93.25        -       6,281.26
  92655125   Carol Dauplaise Ltd                      -            -        7,922.16         -           -       7,922.16
   1232701   CAROLE HOCHMAN DESIGNS                 930.00         -            -            -          59.20      870.80
  68250802   CAROLE HOCHMAN DESIGNS INC               -        8,857.00     8,444.36   (12,560.77)   3,227.00    1,513.59
  64840903   CAROLEE DESIGNS/ RALPH LAUREN        3,826.90     3,918.70         -           35.60      232.25    7,548.95
  48318547   CAROLINA HERRERA                     1,350.00    20,855.00         -        4,211.06    5,590.98   20,825.08
 624398889   CASAFINA                                 -            -        7,605.35         -           -       7,605.35
  64996523   CATHERINE STEIN DESIGNS                  -            -        5,922.40         -         472.16    5,450.24
  37225559   CELINE PERFUMES                          -            -        1,929.92         -           -       1,929.92
 190354308   CHARACTER COLLECTIBLES                   -            -            -        3,930.00        -       3,930.00
 175779065   CHARLES DAVID                            -            -            -           85.00        -          85.00
    139691   Charles Garnier                          -           76.25         -            -           -          76.25
  51555761   CHARLES JOURDAN USA                      -            -       60,636.00         -           -      60,636.00
    211565   CHARMING DESIGNS INC                     -            -           62.50       398.50        -         461.00
  85027758   CHET CHASE DESIGNS                       -            -          579.01         -           -         579.01

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #     VENDOR NAME                           CURRENT        1-30         31-60         61+        DISCOUNTS     TOTAL
--------     -----------                           -------        ----         -----         ---        ---------     -----
   209569    CHRISTY                                   -            -           534.25       118.68          -          652.93
  7408016    CHURCHHILL WEAVERS                        -            -         4,902.50       (50.00)         -        4,852.50
787690882    CHURCHILL'S                               -            -         2,559.60         -             -        2,559.60
 21077839    CITRUS DIV OF APPAREL VENTURES            -            -           872.10      (201.38)         -          670.72
876875808    CLAIRE FRAGRANCE INC                      -         (115.95)         -          840.02          -          724.07
  1904200    CLARKS OF ENGLAND                         -            -         9,462.00         -             -        9,462.00
 29312501    CLAY COMPANY                              -            -             -           29.70          -           29.70
884590472    CLICK CLACK USA LLC                       -           48.00        441.34      (468.34)         -           21.00
   213207    CMC                                       -            -         2,196.28         -             -        2,196.28
144647708    COACH, INC                              372.00         -        31,017.18   (11,432.32)         -       19,956.86
 73001646    COLLECTION XIIX LTD                     395.00         -             -         (275.00)         -          120.00
847436391    COLOPLAST CORP                          106.08         -         5,124.24         -           415.53     4,814.79
  9420159    COLUMBIA SPORTSWEAR                       -            -        18,326.71      (851.38)         -       17,475.33
836192328    CORKY & COMPANY                           -            -         9,586.75         -             -        9,586.75
 37801701    CORNELIANS USA INC                        -          561.74          -            -             -          561.74
   213165    COTTON WHITE                              -            -         2,814.00     1,444.00          -        4,258.00
869310391    CPST, INC/CLAIRE PETTIBONE                -            -         7,938.00    (6,030.27)         -        1,907.73
 65964181    Creative Bath                             -            -           888.90         -             -          888.90
   169862    CREATIVE IDEAS UNLIMITED INC              -            -           428.41         -             -          428.41
  8295008    CRISLU CORP                               -            -         5,661.75     6,032.75          -       11,694.50
  2537272    CROOKHORN DAVIS                           -            -             -           18.00          -           18.00
619123565    CSA/CATTIVA                               -            -         6,607.90         -             -        6,607.90
124184685    CUE                                       -            -         2,448.00      (752.14)         -        1,695.86
  1030717    CUSTOM CRAFT- DIV OF BDS                  -            -             -        1,066.06          -        1,066.06
 98072767    D.G. ENTERPRISES L.L.C.                   -            -         3,030.52         -             -        3,030.52
198419475    DABBY-REID LTD                            -            -         2,101.00         -             -        2,101.00
926504556    DANIELSON DESIGNS                         -            -             -          453.41          -          453.41
148250004    DANSKIN                                 431.19         -           602.38       410.40          -        1,443.97
148250061    DANSKIN INC                               -            -         6,914.76         -             -        6,914.76
 84322429    David Hayes                               -            -         1,018.00       836.46      1,253.82       600.64
  5193156    DEE GIVENS & CO                           -            -             -        1,116.75          -        1,116.75
808214662    DELMONICO LLC                        11,062.50         -         7,265.45    10,205.60          -       28,533.55
   213447    DES STUDIO                              104.40         -             -            -             8.35        96.05
 33114526    DESIGN WORKS, INC                         -            -           258.85         -             -          258.85
 29001919    DESIGNER DRESSES '98 LLC                  -            -         6,194.11      (115.88)     1,522.16     4,556.07
   212720    DESTINATION HOME                          -            -        11,934.00       890.90          -       12,824.90
   211847    DETRA KAY JEWLERY DESIGN                  -            -         2,301.00    (1,091.50)         -        1,209.50
147334221    DIANE'S DESIGN IMPORTS                  128.00         -             -            -             -          128.00
612077727    DKNY UNDERWEAR & INTIMATE APPL            -            -         4,454.29       654.99        530.56     4,578.72
969524206    DONNA KARAN COSMETICS                     -       (1,256.41)       465.60     6,037.92          -        5,247.11
785611138    DONNA KARAN INTIMATES                     -            -         7,707.98    (2,882.98)       697.17     4,127.83
798862447    DONNA MORGAN                         33,433.14   (13,109.83)       610.19    90,425.08     12,678.24    98,680.34
121961879    DREAM APPAREL GROUP, LLC                  -            -            64.74         -             -           64.74
362906836    DRULANE                               5,766.96         -         1,015.70    (4,762.01)         -        2,020.65
157395856    EASTERN ACCENTS                           -            -            54.29       803.00          -          857.29
556043982    Ecco Usa Inc                              -           47.50         77.50       291.65          -          416.65
   209015    EDGAR INC                                 -            -           397.96     3,851.91          -        4,249.87
  6287171    ELDER MFG CO INC                          -            -           701.52         -             -          701.52
  8627411    EMPOWER TEES                            132.64         -             -            -             -          132.64
186050696    Enchante Slippers Inc                     -            -         3,716.00         -             -        3,716.00
197638588    ENJOYLIFE INC                             -            -           720.68         -             -          720.68
847725124    EQUALS 4 INC                              -            -        27,302.68   (12,562.49)     2,177.28    12,562.91
 60500728    ERICA LYONS                               -            -         1,653.75         -             -        1,653.75
147852776    ESPRIT/CAROLE HOCHMAN                     -            -         1,395.01         -           111.60     1,283.41
839369857    EVERGREEN ENTERPRISES INC                 -            -         9,590.40         -             -        9,590.40
 43784396    EXCELSIOR PROCESS & ENGRAVING             -           63.50        477.50     1,253.50         33.13     1,761.37
 15260003    F.G. GALASSI INC                          -            -           933.85        10.00          -          943.85
 65101008    F.R. INDUSTRIES                           -            -         3,240.00         -             -        3,240.00
 52403409    Fancy Feet Inc.                           -            -             -           58.50          -           58.50
607826955    FANTAS-EYES                               -            -         6,020.68        19.56          -        6,040.24
  6150593    FARIBAULT WOOLEN MILLS CO                 -            -           607.00         -             -          607.00
 86432221    FASHION AVENUE CORP                       -            -             -          119.00          9.52       109.48
 95255782    FASHION EXPRESS                           -            -         5,584.17       (46.87)         -        5,537.30
 47389726    FINA FIRENZA/DANIEL M FRIEDMAN            -            -         1,403.03         -             -        1,403.03
161308655    FISHER SPACE PEN CO                       -            -         4,250.00         -             -        4,250.00
 53822425    Flora Nikrooz                             -            -             -        1,929.39          -        1,929.39
 81838864    FOLKMANIS                                 -            -         3,000.00      (120.94)         -        2,879.06
  4113148    FOREMOST CHEMICALS INC                    -            -         4,934.00         -             -        4,934.00
100949002    FOUR STARS CLOTHING CO LTD                -            -             -        1,026.00          -        1,026.00
900362666    FREDERIC FEKKAI                           -         (404.08)     4,500.00         -             -        4,095.92

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #     VENDOR NAME                        CURRENT       1-30         31-60           61+       DISCOUNTS     TOTAL
--------     -----------                        -------       ----         -----           ---       ---------     -----

 26066436    FRENCH ROOM LLC                    1,569.60         -        11,027.44           -          882.18     11,714.86
 55241509    Friedknit Creations                    -            -         5,075.24      (1,500.00)      101.51      3,473.73
197554983    FRONT ROW COLLECTIBLES                 -            -         1,409.70           -            -         1,409.70
   213272    FUNKY JUNQUE                           -            -             -              1.00         -             1.00
   199331    GALE GREETINGS                         -            -             -          1,584.00         -         1,584.00
 55382980    Galerie Au Chocolat                    -            -         9,007.80           -            -         9,007.80
 63502769    GALLERY LEATHER CO                     -          545.61          -              -            -           545.61
   119164    Gayle'S Chocolates                     -            -           168.00          60.00         -           228.00
948599659    GENEVA WATCH CO INC                    -            -             -             95.32         -            95.32
  5903877    GERBREND CREATIONS INC                 -            -           360.35           -            -           360.35
119275196    Germack Pistachio Co                   -            -         1,453.32           -            -         1,453.32
227685534    GIFT WRAP CO                           -            -           279.00       1,976.10         -         2,255.10
556894319    GIORGIO ARMANI CORP                    -            -             -          3,102.00         -         3,102.00
965933724    GITMAN & CO./IAG                       -            -         1,380.10           -            -         1,380.10
 57636862    GLOBAL AMICI                           -            -         6,590.18      (1,546.94)       63.22      4,980.02
   161133    GOURMET INTERNATIONAL                  -            -           781.24           -            -           781.24
360608806    GREG PETERS LTD                        -            -         4,396.06        (176.02)       83.62      4,136.42
 39594114    GROUPE CLARINS                         -       (6,847.82)    35,823.52     144,938.30         -       173,914.00
102953312    GUARDIAN PRODUCTS                      -            -           123.35           -            -           123.35
 27451731    GUESS, INC                             -        1,300.33      6,470.16        (817.36)      617.27      6,335.86
929502144    H & B CLOTHING                         -            -         4,002.80           -            -         4,002.80
  5903141    H. GEORGE CASPARI                      -            -             -          1,699.25         2.00      1,697.25
848772885    H. LOOK                                -        7,886.00     (6,703.11)          -        1,023.60        159.29
 67429365    HANES HOSIERY                          -            -         2,350.98      13,582.00         -        15,932.98
 40074189    Hanky Panky Ltd                      350.00         -        10,184.65         204.37       855.15      9,883.87
   171249    HANOVER'S INC                          -            -           440.30           -            -           440.30
 21269824    Hanro Usa Inc                          -            -        15,651.63      (8,167.23)    7,391.46         92.94
 91928432    HARDIE'S KORN KETTLE                   -            -           208.14           -            -           208.14
626697684    HARRY L. NEUFELD CO                    -            -         1,389.13           -            -         1,389.13
  5120100    HART SCHAFFNER & MARX                362.50     1,195.78     12,382.57      (4,660.19)        -         9,280.66
 31065183    HAWK CLOTHING                          -            -           510.00           -            -           510.00
941572240    Heart + Soul                           -            -         5,476.40           -          815.68      4,660.72
  3315231    HEENEY COMPANY INC                12,049.11   (11,914.11)     2,747.86           -            -         2,882.86
  2207843    HICKEY-FREEMAN                         -          410.00      9,584.52      14,751.96         -        24,746.48
858543598    Hobo                                   -            -         1,729.23      18,881.89         -        20,611.12
824752596    Home Essentials                        -            -         2,528.00         631.89         -         3,159.89
602517997    Home Treasures                         -            -           230.00           -            -           230.00
  1963123    HOSIERY MATE                           -            -           919.94           -            -           919.94
958461386    HOT KISS INC                         504.00         -        26,117.50      (3,792.70)        -        22,828.80
  4285920    HUGO BOSCA COMPANY INC                 -            -         2,265.93         306.00         -         2,571.93
959124348    HYPE FOOTWEAR                          -            -        16,920.00      (5,760.00)        -        11,160.00
795371079    I.W.A. INC                           460.00     1,996.20     25,306.81       4,776.21         -        32,539.22
  8093296    I-C MANUFACTURING CO                   -            -             -          3,156.00         -         3,156.00
 93934623    IFT LLC/MENS                         220.00         -             -              -            -           220.00
  1473974    Imp Originals Inc.                     -            -         1,161.53           -            -         1,161.53
175164649    IMPERIA TRADING INC                  105.00         -        12,956.50      (2,343.85)      214.82     10,502.83
  1251131    IMPERIAL HANDKERCHIEFS                 -            -            33.05           -            -            33.05
 67891341    Interart Distribution                  -            -             -            194.90         -           194.90
   213462    INTERNATIONAL FASHION DIST.            -          324.00          -            430.00         -           754.00
185545100    J A APPAREL CORP                       -            -             -         57,814.35         -        57,814.35
186124046    J. WILDE'S                             -            -           534.00           -            -           534.00
202117727    J.A. BESNER & SONS LTD                 -        1,458.00     11,485.58           -            -        12,943.58
  4119939    J.M.R. MANAGEMENT                      -            -             -            134.00         -           134.00
    41004    Jacobson'S Of Michigan                 -            -             -             10.27         -            10.27
 67362558    Jefferies Socks                        -            -             -            194.40         -           194.40
  9118290    JELLY BELLY CANDY COMPANY              -            -           622.66           -            -           622.66
958658916    Jenigere                               -            -             -             66.00         -            66.00
   208280    JILL HENNING FINERIES                189.00         -             -            137.00         -           326.00
926152240    JIVAGO                                 -            -           234.00           -            -           234.00
173293176    Joanna Mastroianni                     -            -        51,585.00           -        4,116.00     47,469.00
 41936840    JOCKEY INTERNATIONAL              13,978.82         -             -              -            -        13,978.82
621786847    JODI KRISTOPHER INC                7,313.10    12,835.00      8,370.64      (9,796.74)    2,998.60     15,723.40
 37623402    JOEL POWELL DESIGNS                    -            -             -            100.00         -           100.00
191964717    JOHNNY WAS T SHIRTS                    -            -         8,709.12      (4,032.00)        -         4,677.12
  1981604    Johnston + Murphy Shoe                 -            -           226.98         231.59         -           458.57
 83991661    JONATHAN BENNETT INC                   -            -         1,527.75           -            -         1,527.75
202322384    JOSEPH RIBKOFF INC                     -            -         2,400.00           -          192.00      2,208.00
147093827    Joseph Schmidt Confectns               -            -         1,233.15          (0.00)        -         1,233.15
 89874135    JPR                                    -            -             -             28.50         -            28.50
   149609    JUDITH JACK                          154.00         -             -             35.00         -           189.00

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #     VENDOR NAME                      CURRENT            1-30         31-60         61+       DISCOUNTS     TOTAL
--------     -----------                      -------            ----         -----         ---       ---------     -----
  1856236   Judith Leiber Inc                         -            -         5,422.29      (515.00)        -        4,907.29
195020524   JUDY LYNN/DOUBLE EAGLE                1,250.00    (1,200.29)         -            -            -           49.71
 44436335   K. Swiss Inc                              -            -         3,095.00       (66.45)        -        3,028.55
 81913519   KAHALA DIV OF LOCAL MOTION                -            -             -        1,733.36         -        1,733.36
  8221814   KAOS                                      -            -             -          137.25         -          137.25
 21064480   KAREN KANE                              222.30         -       108,281.70     8,518.50     9,361.80   107,660.70
   178897   KAREN LEE BALLARD                         -            -         5,398.33         -            -        5,398.33
   212787   KASARAA DESIGN KATHY ENRIGHT              -            -             -           76.88         -           76.88
961762382   KATAYONE ADELI                          438.84         -             -            -            -          438.84
621450832   KATHERINE'S COLLECTION INC                -            -           154.84         -            -          154.84
  1720804   KENNETH JAY LANE                          -            -         4,096.10         -          122.88     3,973.22
792437030   KENTH ANDERSSON NY LTD                    -            -             -        1,217.86         -        1,217.86
824755763   KEVO INC                                  -            -             -        1,539.16         1.92     1,537.24
968183236   KEYSTONE SALES                            -            -           579.60         -            -          579.60
106607260   KHALSA TRADING INC                        -            -             -          245.00        19.60       225.40
  6175673   KNITCRAFT CORP                            -        3,232.12          0.01       106.00     2,826.57       511.56
   213322   KRISTEN VASQUES                           -            -           446.40         -            -          446.40
621239326   KYMSTA CORP                               -            -        22,700.08    (1,053.40)        -       21,646.68
  1032747   L.B. EVANS                                -            -             -           55.00         -           55.00
181224551   L.R. EKSES INC                            -            -             -           78.50         -           78.50
619642713   LA CONTESSA                               -            -           694.18         -            -          694.18
   207290   LA DEA/USA                                -            -             -           87.00         -           87.00
   212506   LA FENICE/LA SIGNORIA                   768.00         -           578.00         -            -        1,346.00
 58936709   LAGOS                                     -            -         1,918.00       501.00         -        2,419.00
  7209414   LAID BACK ENTERPRISES                     -            -           199.35         -            -          199.35
104641126   LAUNDRY                                   -        3,975.75     18,993.16      (667.05)    2,452.43    19,849.43
  9275707   LAURA GIBSON                              -            -           447.00        90.00         -          537.00
153534698   LAURA KNIT                          148,164.81  (123,865.56)    (4,000.00)   18,939.28    37,465.65     1,772.88
   188649   Laurel Street Design                    144.00         -             -          (24.00)        -          120.00
   211763   LE BLANC                                  -            -             -        1,845.00         -        1,845.00
  1988633   Le Creuset Of Amer. Inc                   -            -         5,256.25         -            -        5,256.25
 72843527   LEARNING CURVE INTL                   5,711.40         -         4,394.25    (9,751.54)      132.70       221.41
 48510929   LEEGIN CREATIVE LEATHER PROD            543.00         -           524.00         -            -        1,067.00
   168880   LEGACY LINENS                             -          125.00     18,232.90         -            -       18,357.90
  5967281   LENOX BRANDS                              -            -             -           93.20         -           93.20
176698488   LES BEBES DU PARADIS                     15.68         -             -            -            -           15.68
  1227388   LIBERTY UMBRELLA CO                       -            -             -          360.46         -          360.46
247047590   Lida Baday Ltd                            -            -        90,457.64      (348.37)        -       90,109.27
609438015   LIGHTS,CAMERA,INTERACTION! INC            -            -         2,517.90       299.40         -        2,817.30
101105450   LILLY PULITZER/BUCKRAY                    -            -             -          134.00         -          134.00
  3078672   LITTLE ME CHILDRENSWEAR CO LLC            -            -         7,133.88         -            -        7,133.88
252016274   LITTLE PRINCESS CHILDRENS WEAR            -            -         4,368.00      (105.55)        -        4,262.45
 58161969   Little Things Mean Alot                  61.67         -             -            -            -           61.67
878133024   Liz Claiborne Inc                         -            -         6,954.00         -            -        6,954.00
807273248   LIZ PALACIOS DESIGNS, LTD                 -            -         4,296.00         -            -        4,296.00
   212977   LIZZY BEE TOYS                            -          855.00          -            -            -          855.00
  5902655   LLADRO USA INC                            -            -         1,775.35       582.50         -        2,357.85
108036336   Lodis Fine Leather Goods             19,035.41         -             -            -            -       19,035.41
 74572538   Long Grove Confectionary                162.60         -           273.16       151.18         -          586.94
843808619   LONGCHAMP USA INC                       689.00       703.71      8,579.19         -            -        9,971.90
   189605   LORI BONN DESIGNS                        64.00         -             -            -            -           64.00
 97520498   Louis Feraud                          1,960.00    14,935.00     75,657.00   (65,293.76)        -       27,258.24
  6371926   Louisville Bedding Co.                    -            -         5,109.60         -            -        5,109.60
614729275   LUCKY BRAND DUNGAREES                     -            -         5,412.00    (3,876.00)      121.44     1,414.56
 38804845   LUV STUFF                                 -            -         1,295.64       467.14         -        1,762.78
   203315   M & R PRODUCTS INC                        -            -             -           43.00         -           43.00
245938188   MAC & JAC                                 -            -             -          119.00         -          119.00
   941526   MACKENZIE-CHILDS LTD                      -            -             -          245.00         -          245.00
  8251597   Magdesian Bros Inc                        -            -         8,720.00         -            -        8,720.00
 57843674   MAGGY                                23,326.92    (9,068.15)       951.70    63,044.54    19,386.27    58,868.74
199741562   MAGGY LONDON                          8,520.49    12,610.07    (14,093.00)   35,105.41     4,106.36    38,036.61
 16482986   MAGGY LONDON PETITES                  5,136.08     8,199.00    (19,659.26)   23,955.82     9,222.70     8,408.94
155264286   MAGNOLIA CASUAL                           -            -             -           33.50         -           33.50
174790733   MAISON DESIGN INC                         -            -             -           96.07         -           96.07
849789735   MAISON DESIGNS                            -            -             -            0.20         -            0.20
 28938368   MAJESTIC INTERNATIONAL USA INC            -            -            25.39         -            -           25.39
 94323565   Majorica                                  -            -           804.38         -            -          804.38
 38376372   Mara-Mi                                   -            -             -          180.25         -          180.25
 17917576   MARAMOR CANDY CO.                         -            -         2,496.00       192.00         -        2,688.00
958286346   MARCOROSSI USA INC                        -            -        10,648.80      (256.60)        -       10,392.20

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #     VENDOR NAME                           CURRENT        1-30         31-60         61+        DISCOUNTS     TOTAL
--------     -----------                           -------        ----         -----         ---        ---------     -----

118168285   Marich Confectionery Co                   -             -            -          228.24         -          228.24
  8674504   MARINA INC                                -             -        4,871.50    (2,550.80)      387.36     1,933.34
806784195   MARK FARREL CORP                          -             -        3,709.40    (3,685.62)        -           23.78
 19109599   MARK PAUL                                 -             -        9,774.00         -            -        9,774.00
 25648056   Maya                                      -             -        1,260.00       662.00         -        1,922.00
  2532190   Mayer/Berkshire Corp                      -             -        2,499.29         -            -        2,499.29
  7205255   MCCUBBIN HOSIERY INC                      -             -        3,583.65      (315.97)        -        3,267.68
   213249   MCELYEA PUBLISHING                        -             -          214.20         -            -          214.20
622019024   MEDITERRANEAN ARTISTS CO                  -             -           19.95         -            -           19.95
  1519321   Merrill Sharpe Ltd                        -         3,087.47         -            -            -        3,087.47
808948111   METROPOLITAN PRAIRIE                      -             -        3,415.25     2,076.85         -        5,492.10
788140903   MICHAEL ARAM INC                          -             -        2,032.66       670.44         -        2,703.10
   210518   MICHAEL KORS FOOTWEAR                     -             -        1,056.00      (880.00)        -          176.00
 26662437   MICHAEL KORS LLC                     14,272.20     (6,268.60)    4,745.00       818.40     8,970.80     4,596.20
 93678050   MICHAEL SIMON DESIGN INC            (18,576.52)    19,494.74         -          (77.77)        -          840.45
 60979801   MICHELE WATCHES                           -             -       37,171.25         -            -       37,171.25
 22738876   MIDWEST OF CANNON FALLS                   -             -            -           27.54         -           27.54
   206235   MIRABELLO/LA FENICE                       -             -          118.80       870.00         -          988.80
940919806   MOLL MCNEILL                              -             -       13,232.15     7,606.56         -       20,838.71
628027351   MON CHERI                                 -           414.00     1,384.93       249.00       162.64     1,885.29
 19019889   MONSAC INTERNATIONAL                      -             -       15,813.70   (12,807.75)        -        3,005.95
   212928   MPORTS INTERNATIONAL                      -             -        3,641.50       975.00         -        4,616.50
612180141   MULBERRIBUSH INC                        756.00          -        5,514.00         -            -        6,270.00
623165289   MUNRO KIDS                                -             -            -          208.00         -          208.00
185065844   MUSE                                      -             -            -        8,172.15     2,570.84     5,601.31
957827876   MYSTICAL MADNESS                         80.00          -            -            -            -           80.00
  7105315   NAMBE MILLS INC                           -             -            -          245.36         -          245.36
117492942   NAP INC                                   -         3,263.56     9,354.69     1,094.00     1,114.14    12,598.11
 22195197   NEUROSMITH LLC                            -             -        4,131.00         -            -        4,131.00
 54797464   NEW ICM, LLC                              -             -       (1,556.74)    1,593.31         -           36.57
153809207   NEW YORK TRANSIT                          -         2,880.00    22,252.50     6,925.00         -       32,057.50
194118196   NEWPORT APPAREL CORP                    288.00          -        3,258.00    (3,308.00)        -          238.00
104069257   NEWPORT-LAYTON HOME FASHIONS              -             -            -          491.14         -          491.14
181115700   O.R.E.                                    -             -            -        2,107.44         -        2,107.44
180636540   ONLY IN USA                               -             -       18,515.40         -            -       18,515.40
 29299000   OPI/DKNY WATCHES                          -             -        2,045.25         -            -        2,045.25
178461612   PACIFIC DIRECT                            -             -          570.00       (46.25)        -          523.75
 18204979   PALISADES                               294.00          -        2,917.54       450.80         -        3,662.34
178524054   PARADISE SHOE/TOMMY BAHAMA                -             -            -           28.74         -           28.74
209982370   PARASUCO JEANS                            -             -            -          522.43         -          522.43
121565709   PARFUMS GIVENCHY INC                      -        (2,966.46)   16,291.36    (6,419.96)        -        6,904.94
 35053391   PARTY HATS LLC                            -             -            -        4,708.99         -        4,708.99
  3469129   Paul Lavitt Mills Inc                     -             -           25.57         -            -           25.57
944696293   PAULA DORF COSMETICS INC                  -             -            -          174.60         -          174.60
608872958   PBD INC DBA PEYOTE BIRD DESIGN            -             -            -        1,620.00         -        1,620.00
 57402877   PEACOCK ALLEY                             -             -            8.00         -            -            8.00
 12693701   PEGGY JENNINGS                          675.00          -            -            -            -          675.00
  9032459   Pendleton Woolen Mills              282,467.55    260,536.61         -       10,192.19    55,739.20   497,457.15
177715810   PERINE LOWE ENT                           -             -          460.00     1,060.00         -        1,520.00
 62223482   PETERS IMPORTS INC                        -             -            -          250.00         -          250.00
106522204   PIEGE CO INC                              -         1,122.30     1,582.65      (823.50)      728.86     1,152.59
187569439   PRINCESS SOFT TOYS                        -             -        3,353.66         -            -        3,353.66
 58943932   PUMPKINS & MONKEYS LLC                    -             -           36.35         -            -           36.35
 83584029   QUIKSILVER                                -             -            -           14.72         1.18        13.54
 91446471   R.P.L. DESIGNS-JESSICA BAGS               -             -          612.84         -            -          612.84
175640341   RALPH LAUREN CHILDRENSWEAR LLC          522.00          -       70,649.50    17,432.88         -       88,604.38
 61376117   RAMPAGE CLOTHING COMPANY                885.00          -       17,613.00   (17,943.25)        -          554.75
147072011   RANGONI OF FLORENCE                       -             -            -          450.50         -          450.50
  1011071   REED & BARTON                             -             -        1,237.50         -            -        1,237.50
 59621490   REGAL INC                                 -             -          643.32         -            -          643.32
  2540177   REGENCY THERMOGRAPHERS                    -             -            -          435.22         -          435.22
  6080709   Reliable Of Milwaukee                     -             -          384.06       723.15         -        1,107.21
 52388261   Remy                                      -             -          332.22         -            -          332.22
780274650   RETRO 1951                                -             -       11,754.00         -            -       11,754.00
  7917821   RHINESTONE COWBOY                         -             -            -          324.00         -          324.00
 21000089   RIA                                       -             -            -        2,030.00         -        2,030.00
  1269695   RIVIERA TRADING INC                       -             -            -        1,008.00         -        1,008.00
 98891484   ROBERT LEE MORRIS INC                     -             -          771.00        34.00         -          805.00
   198937   ROBERTO COIN                              -             -       53,737.10    (6,028.04)    4,898.42    42,810.64
139522486   ROCCO ORIGINALS LTD                       -             -       16,043.86         -            -       16,043.86

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS

VENDOR #     VENDOR NAME                        CURRENT        1-30         31-60         61+        DISCOUNTS     TOTAL
--------     -----------                        -------        ----         -----         ---        ---------     -----
  2207231   ROCHESTER SHOE TREE CO INC              -            -         2,580.24     (2,530.16)         -           50.08
   212381   ROMA MOULDING                           -            -             -            35.57          -           35.57
 58311283   ROMAR INTERNATIONAL                    40.50        90.00          -           223.00          -          353.50
   197798   RONNIE'S CERAMIC                        -            -             -            52.80          -           52.80
150982601   Rosanna Imports Inc                     -            -         4,549.50          -             -        4,549.50
  1971837   ROSENTHAL USA LTD                       -            -           263.74        (97.50)         -          166.24
   198218   ROSS GRAISON                            -            -             -         9,020.00          -        9,020.00
798332086   Royal Imprints                          -            -             -           243.50          -          243.50
 69891851   ROYAL PACIFIC SALES LTD                60.80    10,002.11          -             -             -       10,062.91
 56301906   ROYAL SCANDINAVIA                       -            -            26.13          -             -           26.13
 65700791   ROYAL SCANDINAVIA INC                 106.88       558.14     (1,029.31)     3,529.28          -        3,164.99
 39255364   RUBY                                4,853.50         -             -         3,177.00          -        8,030.50
967494626   RYTEX CO                                -            -         9,904.83     45,600.07          -       55,504.90
   192567   S. ROTH + CO                            -            -            50.60      4,420.35          5.90     4,465.05
 96116264   SAFAVIEH RUGS                           -            -           916.90          -             -          916.90
   212688   SAM'S TAMS                              -            -            24.48          -             -           24.48
826183840   San Francisco Sales Inc                 -            -        37,264.00          -             -       37,264.00
 93729064   SANDTON DESIGNS                         -            -         1,329.64          -            22.04     1,307.60
 88961206   SCHUYLER 4 CLOTHING LTD                 -            -         3,254.44     (3,253.44)         -            1.00
102971546   SDH ENTERPRISES INC                     -            -           202.30        230.00          -          432.30
  1094218   Sebago Inc.                             -            -         4,022.80          -             -        4,022.80
151066040   SEGRETS INC/SIGRID OLSEN            1,387.00    80,358.66    (74,465.60)       272.65      6,526.77     1,025.94
169868465   SEQUIN                                 30.00         -             -             -             -           30.00
609796826   SHAMASK LLC                           170.00   (19,335.00)    54,988.00      3,190.00          -       39,013.00
245893714   SHARELLI INC                            -            -             -         1,381.72          -        1,381.72
 97517676   Sharif Designs Ltd                      -            -         2,343.61          -             -        2,343.61
884273566   SHONFELD'S                              -            -             -         1,927.80          -        1,927.80
150545374   Silly Phillie Creations                 -            -           244.00         12.50          -          256.50
200119121   SILVER SWIM                             -        1,152.00          -             -            92.16     1,059.84
824809628   SIMPLY CHARMING                         -            -           850.00          -             -          850.00
790545016   SKECHERS USA INC                        -            -         5,306.56       (159.55)         -        5,147.01
195834239   SKY HIGH UNLIMITED UNC                  -            -         4,127.50          -             -        4,127.50
836332379   SLAVIC TREASURERS USA LLC               -            -         2,365.00          -             -        2,365.00
  5986898   Small World Toys                        -            -             -             4.60          -            4.60
884139999   SOFTWEAR                              192.00         -             -             -            15.36       176.64
931425560   SPANX INC                               -          242.83     69,916.61          -             -       70,159.44
959565284   St John Shoes                           -            -         3,824.17        (31.76)         -        3,792.41
  8368540   ST. JOHN KNITS INC.                   870.00   191,977.83   (271,531.95)   635,143.28    373,717.50   182,741.66
 68953652   STAPLES DESIGNERS SERV. INC             -            -        32,841.50    (25,027.75)         -        7,813.75
247572860   Stitchsations                           -            -         9,742.60       (835.20)         -        8,907.40
190286161   STONY JEWELRY INC                       -            -             -           335.00          -          335.00
957574346   STUDIO VERTU                          777.92         -         7,836.28     (6,863.97)         -        1,750.23
806451431   SUGARTOWN WORLDWIDE INC                58.00         -             -        12,592.57          -       12,650.57
361355332   SUNNY CHOI FASHIONS                     -            -         1,425.00      1,360.00        222.80     2,562.20
617925599   SUPER TRADER                            -            -         1,710.00      2,280.00          -        3,990.00
115326944   SURYA                                 155.75         -          (112.80)     2,805.06      2,366.26       481.75
187949904   SWAROVSKI CONSUMER GOODS               20.00       112.00      5,730.55        191.75          0.60     6,053.70
900142241   SWEET DREAMS INC                        -            -           113.00          -             -          113.00
   165472   T. HITSMAN & ASSOCIATES LTD           545.00         -            57.32         50.00          -          652.32
  1286459   TAG                                     -        2,161.92      4,785.07     (4,836.75)     1,353.61       756.63
 73273851   TAIUSA                                  -            -           619.48      1,080.00          -        1,699.48
  1921089   Teenform                              158.40         -           416.48          -            43.75       531.13
883233363   TELLURIDE CLOTHING CO                   -            -        15,214.50       (710.50)     1,084.72    13,419.28
 73018368   TENDLER FURS LTD                        -            -             -            44.00          -           44.00
 43010305   TERI JON SPORTS INC.                6,709.50         -             -           989.27      2,337.51     5,361.26
 72866192   THAT WINE IS MINE                       -            -         6,226.88       (149.38)         -        6,077.50
 32507568   THE ACCESSORIES COLLECTION INC          -            -         3,387.83          -             -        3,387.83
944767136   THE BOW CONNECTION                    390.00         -             -             -             -          390.00
  1546438   THE CALDREA COMPANY                     -            -         4,470.00          -             -        4,470.00
 28101103   THE EL PASO CHILE COMPANY               -            -         1,583.00          -             -        1,583.00
195573654   THE FINEST ACCESSORIES INC              -            -           486.00          -             -          486.00
147679880   THE FLO BARON COLLECTION                -            -             -            66.00          -           66.00
806103227   THE GIFT GIANT                          -            -         1,228.53       (397.35)         -          831.18
945990117   THE GRANDPARENT GIFT CO                 -            -         1,924.00          -             -        1,924.00
 49446896   THE HELEN WELSH GROUP                   -            -             -            12.00          -           12.00
781224860   THE MANHATTAN GROUP                   421.20         -        17,559.79       (350.00)         -       17,630.99
 82832577   THE MOTHER MAID COMPANY               240.50         -         9,479.97      5,301.29          -       15,021.76
617926357   THE SANDY STARKMAN COMPANY            520.00         -             -             -             -          520.00
   208314   THE STEELHEAD GROUP                     -            -             -            15.00          -           15.00
122711930   THE THYMES LIMITED                     78.00         -         3,795.68          -             -        3,873.68

JACOBSON STORES, INC.
SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS


VENDOR #     VENDOR NAME                    CURRENT        1-30              31-60           61+         DISCOUNTS       TOTAL
--------     -----------                    -------        ----              -----           ---         ---------       -----
   198382   THE WRITE PAPERIE                    -              -               -              66.50            -             66.50
  6961700   THREE DOTS                           -              -          11,560.78      (11,412.80)           -            147.98
   205062   TOEPPERWEINS OF TEXAS                -              -           3,620.00            -               -          3,620.00
  3448227   TRACTOR JEANS                        -              -              81.95          107.65            -            189.60
 52707973   Trafalgar Ltd                        -            368.00            -               -               -            368.00
  5070206   TRANS APPAREL GROUP                  -              -               -             695.00            -            695.00
181091034   TRANSATLANTIC SHOE CO                -              -               -             554.10            -            554.10
 54572094   TREND MARKETING                      -              -           8,668.00            -               -          8,668.00
  7662302   TRICOTS ST RAPHAEL                   -              -          19,815.65           44.05            -         19,859.70
   178335   Trish Mc Evoy                      819.00           -         (17,853.49)      19,782.14            -          2,747.65
  4096780   TROPICAL SPORTSWEAR INT'L          526.00           -               -             304.00            -            830.00
200113736   Tundra Knitwear Ltd                  -              -               -          16,264.00            -         16,264.00
156509366   TURTLE FUR                           -              -           1,798.73         (269.18)           -          1,529.55
105709513   TWO LIPS SHOE COMPANY                -             72.00            -               -               5.76          66.24
 11133142   UFFIZI INC                           -              -           5,880.00         (186.00)           -          5,694.00
   188383   ULTIMATE MANUFACTUING                -              -          13,405.10            -               -         13,405.10
103004032   UMA ENTERPRISES                  4,548.00           -          14,193.30      (17,861.10)           -            880.20
 92080837   UMA SHOES/BRUNO MAGLI                -              -             180.00            -               -            180.00
928403294   Under Cover Inc                      -              -           1,406.46            -               -          1,406.46
112926480   Union Street Glass                  25.00           -           2,272.04           92.70            -          2,389.74
   206862   UNISPHERE                            -              -               -             651.00            -            651.00
   141978   Ups Customhouse Brkg                 -              -               -              29.00            -             29.00
 34826065   VAN MAR INC                          -              -           1,502.56            -             119.76       1,382.80
926135005   VERSACE PARFUM USA LTD             633.60      (1,239.79)      33,270.48      (11,950.13)           -         20,714.16
808390074   VINTAGE VERANDAH                     -              -          20,999.25      (20,996.53)           -              2.72
 89751499   VIVA SUN                           171.00           -          16,238.25            -               -         16,409.25
  1754670   W.J. Hagerty & Ltd Sons              -              -             531.00            -               -            531.00
 76467026   WACOAL AMERICA INC               2,741.28           -          55,119.88       29,751.00        6,998.84      80,613.32
610300212   WACOAL SILVER                        -              -          19,251.10            -           1,527.81      17,723.29
623360591   Waterford Crystal Inc                -              -             548.71          641.50            -          1,190.21
 63823108   W-C DESIGNS                          -              -           2,849.40            -               -          2,849.40
103206926   WEE ONES INC                       282.00           -           1,036.50            -               -          1,318.50
 46609392   WEINGEROFF ENTERPRISES               -              -               -             150.00            -            150.00
  1304815   White Coffee Corp                    -              -             530.79          253.11            -            783.90
  1061068   WILLIAM ARTHUR                     104.50           -               -             228.51            -            333.01
107407033   WILLOW SPECIALTIES                   -              -          14,250.00            -               -         14,250.00
 52534799   WILTON INDUSTRIES                    -              -             994.50        3,436.18            -          4,430.68
118178003   WINE THINGS UNLIMITED                -              -           6,447.60            -               -          6,447.60
 52790763   WMF/USA                              -              -               -           1,218.40            -          1,218.40
  6015069   WOLVERINE WORLDWIDE                  -          5,110.67        3,049.51           34.24            -          8,194.42
190668509   WOODLORE                            72.00           -               -               -               -             72.00
 44171403   WORKMAN PUBLISHING                   -              -             792.37         (780.04)           -             12.33
104273524   WOW KNITS INC                        -              -               -           2,844.00            -          2,844.00
 64761307   Wusthof/Trident Company             53.00           -           1,241.74            -               -          1,294.74
103323671   Yolanda Lorente Ltd                  -              -          11,020.00            -               -         11,020.00
 75429282   YURMAN DESIGN INC                    -              -           3,139.22       15,791.60            -         18,930.82
 17589651   ZAPF CREATIONS USL INT'L             -              -             495.00            -               -            495.00
198527830   ZAZOU                                -              -           8,487.00         (350.00)           -          8,137.00
 47314427   ZOLA EVENINGS                    1,977.21         307.80          902.70        6,948.87        8,793.90       1,342.68
 77673010   ZRIKE COMPANY                        -              -           2,337.00            -               -          2,337.00
                                           ----------------------------------------------------------------------------------------
                     TOTALS                799,282.97     371,145.12    2,061,767.45    1,144,832.31      625,952.37   3,751,075.48
                                           ========================================================================================

JACOBSON STORES INC.
SCHEDULE F: OPEN PAYABLES -  NON-MERCHANDISE EXPENSE

VENDOR #     VENDOR NAME                       CURRENT         1-30          31-60        61+         DISCOUNTS       TOTAL
--------     -----------                       -------         ----          -----        ---         ---------       -----
   359451   ABARTA MEDIA                              -            -        1,000.00        -               -          1,000.00
    22577   ADT CO                                    -        2,017.26         -           -               -          2,017.26
  1002838   ADT SECURITY SERVICES                     -        1,187.92       442.45        -               -          1,630.37
   343455   AGA CATALOG MARKETING & DESIGN            -            -        8,000.00        -               -          8,000.00
    13548   Albin Business Copiers                    -          108.70       351.21        -               -            459.91
    15275   Allied Van Lines Inc.                     -            -        4,817.61        -               -          4,817.61
    27775   Ameritech                               115.67         -            -           -               -            115.67
627183148   ARAMARK UNIFORM SERVICES                 27.62         -            -           -               -             27.62
    36900   Arandell Corp                             -            -        5,247.49        -               -          5,247.49
  1005504   ARTHURS FINE GOURMET CATERING             -            -        1,770.85        -               -          1,770.85
    43766   Associated Press                          -            -        1,241.00        -               -          1,241.00
  1010462   Bell Tower Property Lp               17,059.22         -            -           -               -         17,059.22
    65124   Bellsouth Public Comm                    40.14         -            -           -               -             40.14
 94949419   BOCA SECURITY CENTER &                    -            -            -          16.96            -             16.96
    79582   BOWNE                                 1,740.00         -            -           -               -          1,740.00
   353405   BRIAN PARGMAN                             -           79.98         -           -               -             79.98
    83868   Briarwood                             4,124.33         -            -           -               -          4,124.33
   111047   Citizens Bank                             -            -            -         515.63            -            515.63
   111049   Citizens Bank Trustee                     -            -            -         171.87            -            171.87
  1020220   City Of Boca Raton                      657.08         -            -           -               -            657.08
   250106   CITY OF ROCHESTER HILLS                 332.68         -            -           -               -            332.68
   472733   CITY OF SAGINAW                         764.51         -            -           -               -            764.51
 44475127   CLINIQUE LABORATORIES                     -          210.00         -       7,187.71            -          7,397.71
  1025618   CROCKER MIZNER PARK III             116,710.59         -            -           -               -        116,710.59
   334256   CULLIGAN OF FLORIDA INC                   -            6.10         -           -               -              6.10
   358833   Deborah M Mckinley                        -            -            -          85.94            -             85.94
969330786   DIAMOND BULLET DESIGN INC                 -            -        8,750.00        -               -          8,750.00
  1030103   Edith Tobian Estate                     597.60         -            -           -               -            597.60
   190439   Elite                                     -            -          900.00        -               -            900.00
826210668   ELLEN SIDERI PARTNERSHIP INC              -            -        4,795.00        -               -          4,795.00
610703282   Federal Express Corp                      -           98.04         -           -               -             98.04
  1035616   FLORIDA PUBLIC UTILITIES                  -           20.79         -           -               -             20.79
   209804   Ford Models Inc.                          -            -        1,800.00        -               -          1,800.00
  1037093   Frank Appleby                         1,067.40         -            -           -               -          1,067.40
   212937   Frick Company                             -            -        3,575.00        -               -          3,575.00
805978954   GASTON ADVERTISING INC                    -            -       29,307.00        -               -         29,307.00
929494243   GE FINANCIAL ASSURANCE                    -          819.45         -           -               -            819.45
  1042248   Greens Energy Svc Inc                     -          898.63         -           -               -            898.63
  8918823   GUERLAIN INC                              -            -        4,085.85        -               -          4,085.85
   571125   Helen Wells Agency Inc                    -            -          720.00        -               -            720.00
   335055   IDELSON VENTURES I,LC                 1,665.00         -            -           -               -          1,665.00
   266439   INDIANAPOLIS MONTHLY                      -        3,500.00     3,500.00        -               -          7,000.00
   243172   John R. Hand                              -          125.00         -           -               -            125.00
   295779   KCA FINANCIAL SERVICES INC                -          268.02         -           -               -            268.02
   305301   Keystone Fash Mall-E                 96,850.25         -            -           -               -         96,850.25
   320534   LAUREL PARK PLACE                    45,122.33         -            -           -               -         45,122.33
   339297   MALY'S                                    -          114.34     9,894.99    2,300.91            -         12,310.24
   334306   MCARTHUR PHOTOGRAPHY INC                  -            -       37,617.05        -               -         37,617.05
 19965623   MENU DYNAMICS                             -            -            -       8,160.00            -          8,160.00
150382211   MERIDIAN MALL                        63,426.51         -            -           -               -         63,426.51
   373521   MICHIGAN DEPT OF TREASURY                 -          188.06         -           -               -            188.06
   398901   Nailco                                    -            -        8,910.69     (174.12)           -          8,736.57
   361952   NATIONAL CITY BANK MI/IL            112,124.96         -            -           -               -        112,124.96
 89969935   NORTH AMERICAN COLOR INC                  -            -        5,888.27        -               -          5,888.27
  1070642   OAKBROOK SQUARE SHOP CNTR CORP       50,270.98         -            -           -               -         50,270.98
   420319   Oxmoor Center                       116,331.34         -            -           -               -        116,331.34
  1073534   Pavlos Inc                              580.00         -            -           -               -            580.00
   429878   Phoenix Press Inc                         -            -        5,924.95      344.50            -          6,269.45
183002435   SAGINAW COMMUNITY FOUNDATION              -            -            -       2,322.31            -          2,322.31
   211507   SAMUEL FRANKEL & JEAN FRANKEL        66,293.67         -            -           -               -         66,293.67
   497163   SIGNS-N-DESIGNS INC                       -            -       29,731.25        -               -         29,731.25
180565822   SJ ALTERATIONS                            -        1,010.00     3,940.00    4,374.00            -          9,324.00
103251955   SOTHYS U.S.A. INC                         -            -        2,955.50    7,684.77            -         10,640.27
   358453   SOUND SYSTEMS D J'S INC                   -            -            -         989.68            -            989.68
   469730   ST JOHN PROMOTIONS                        -            -       20,645.00        -               -         20,645.00
   539242   TGI DIRECT                                -            -       24,049.14   17,940.92            -         41,990.06
   534940   TOWN CENTER PLAZA LLC               118,093.21         -            -           -               -        118,093.21
   549451   United Parcel Service                     -           10.88         -           -               -             10.88
803186592   UNITED PARCEL SERVICE                     -          188.79         -           -               -            188.79
   562083   Vucom Data Serv Inc                   1,842.28         -            -           -               -          1,842.28
  1098060   Waterside Shop Pelican              114,133.38         -            -           -               -        114,133.38
   415218   WELLS FARGO SHAREHOLDER SVC             479.60         -            -           -               -            479.60
   310801   WGLD                                      -            -        2,677.50        -               -          2,677.50
   579353   WILHELMINA INTERNATIONAL                  -            -        3,000.00        -               -          3,000.00
                                                -------------------------------------------------------------------------------
                                  TOTALS        930,450.35    10,851.96   235,537.80   51,921.08            -      1,228,761.19
                                                ===============================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                                INSURANCE SUMMARY


                                                                   PREMIUMS
                                                                     PAID
                                                    POLICY          THROUGH
POLICY TYPE           INSURER/POLICY NO.            PERIOD         EXP. DATE   DEDUCTIBLE              LIMITS
------------------------------------------------------------------------------------------------------------------------------------
General Liability     St. Paul Insurance Co.     08/01/02-07/31/03   Yes       $0                      $2,000,000. General Aggregate
                      CK02102387                                                                       $2,000,000 Products Aggregate
                                                                                                       $1,000,000 Each Occurrence
                                                                                                       $1,000,000 Personal & Adv.
                                                                                                       injury

Automobile            St. Paul Insurance Co.     08/01/02-07/31/03   Yes       None                    $1,000,000 Liability / UM-UIM
                      CK02102387                                               $500 Comprehensive      Physical Damage
                                                                               $2,500 Collision        Physical Damage


                                                                               $500/$2500/veh./max.    $1,000,000 Garagekeepers
                                                                               per loss                Liability
                                                                               $2,000 Collision

Workers Comp.         State Guaranty Funds       08/01/02-07/31/03   Yes                               Statutory
(IN, KY, KS)          (coverage bound; policy
                      number
                      confirmation pending)

Excess WC             Hartford Insurance Group   08/01/02-07/31/03   Yes       $250,000                $1,000,000 Bodily Injury by
                                                                                                       Accident

(MI/FL/OH)            35XWEQX0645                                                                      $1,000,000 Bodily Injury by
                                                                                                       Disease

Umbrella Liability    St. Paul Insurance Co.     08/01/02-07/31/03   Yes                               $10,000,000 Each Occurrence
                      CK02102387                                                                       $10,000,000 Prod. Aggregate
                                                                                                       $10,000,000 Aggregate

Property/Boiler       Crum & Forster ($10 mil.   06/01/02-05/31/03   Yes       $250,000/occurrence     $100,000,000 Each Occurrence
                      primary)
                      ACE ($90 mil. excess)                        (financed   $500,000/occ. flood
                                                                      by       zones A-V 2% TIV
                      Hartford Steam Boiler                        Cananwill)  critical wind
                      (B & M) C X D3 530874-A                                  $50,000/occ. boiler
                                                                               & mach.

Ocean Marine          American Home Assur.       06/01/99-05/31/03   Yes                               $2,000,000 Goods on any 1
                                                                                                       vessel
                      87116 C                                                                          $2,000,000 Goods shipped on
                                                                                                       deck/ any 1 vessel
                                                                                                       $2,000,000 Goods shipped any
                                                                                                       1 aircraft
                                                                                                       $2,000,000 Goods while at
                                                                                                       rest
                                                                                                       $25,000 Goods in any one pkg.
                                                                                                       by mail

Directors & Officers  Chubb                      06/01/02-05/31/03   Yes       $500,000                $10,000,000 each
                      8142-40-25                                               securities claims       claim/aggregate
                      Royal (prior year 12 mos.                                $100,000                Prior-year Excess run-off:
                      run-out)
                      PSF000439                                                non-securities claims   $5,000,000 each
                                                                                                       claim/aggregate

Fiduciary Liability   Chubb                      01/20/00-06/01/03   Yes       $10,000                 $5,000,000 each
                      81597020                                                                         claim/aggregate


Commercial Crime      Travelers                  08/31/02-09/30/02   Yes       $50,000 each claim      $1,000,000
                      024BY103600265BCM

NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders,) declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                                     Very truly yours,


                                                     Jacobson Stores, Inc.

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                             Reporting Period: August 4, 2002 to
                                                                 August 31, 2002

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                       DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                    FORM NO.         ATTACHED     ATTACHED
------------------                                                    --------         --------     --------
Debtor Affirmations                                                   MOR - 1             Yes
Schedule of Cash Receipts and Disbursements                           MOR - 2             Yes
Bank Account Reconciliations                                          MOR - 2 (CON'T)     Yes
Statement of Operations                                               MOR - 3             Yes
Balance Sheet                                                         MOR - 4             Yes
Status of Postpetition Taxes                                          MOR - 5             N/A
Summary of Unpaid Postpetition Debts                                  MOR - 5             N/A
Listing of aged accounts payable                                      MOR - 5             N/A
Schedule of Insurance - Listing of Policies                           MOR - 6             N/A
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors  A1                  Yes

The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

JACOBSON STORES REALTY COMPANY
----------------------------------------------
Debtor in Possession


/s/  Paul W. Gilbert                                             9/27/02
----------------------------------------------                ------------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                        Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                             Reporting Period: August 4, 2002 to
                                                                 August 31, 2002

                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE           FALSE
----------------------------------                                                 ----           -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                             X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                    X
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                 X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                              9/27/02
----------------------------------------------                ------------------
Signature of Authorized Individual                            Date

Paul W. Gilbert                                        Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                             Reporting Period: August 4, 2002 to
                                                                 August 31, 2002

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES REALTY COMPANY

                                                                                                                  CUMULATIVE
                                                                   BANK ACCOUNTS                      CURRENT      FILING TO
                                                                                                       MONTH         DATE
                                                  OPERATING                                            ACTUAL       ACTUAL
CASH - BEGINNING OF MONTH                           $  -      $    -      $     -      $       -    $ 37,887.05  $ 104,726.13
                                                    ===========================================================================

RECEIPTS                                         SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                                     -           -            -               -       110,000       392,779
INTEREST INCOME                                        -           -            -               -             -             -
ACCOUNTS RECEIVABLE - CREDIT & COLL                    -           -            -               -             -             -
ACCOUNTS RECEIVABLE - LOCKBOX                          -           -            -               -             -             -
RETAIL STORE DEPOSITS                                  -           -            -               -             -             -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS         -           -            -               -             -             -
REVOLVER BORROWINGS - FLEET                            -           -            -               -             -             -
RETURN ITEMS REDEPOSITED                               -           -            -               -             -             -
MISCELLANEOUS                                          -           -            -               -        23,116       172,735
BANKCARD CASH RECEIPTS                                 -           -            -               -             -             -
EMPLOYEE BENEFIT PLANS                                 -           -            -               -             -             -
                                                    ---------------------------------------------------------------------------
  TOTAL RECEIPTS                                    $  -      $    -      $     -      $        -   $   133,116  $    565,514
                                                    ===========================================================================

DISBURSEMENTS                                    SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                                     -           -            -               -             -       135,000
ELECTRONIC PAYROLL TAXES PAYMENTS                      -           -            -               -             -             -
PAYROLL                                                -           -            -               -             -             -
COMMERCIAL LOAN PAYMENTS                               -           -            -               -        44,216       306,644
VENDOR PAYMENTS                                        -           -            -               -        12,072        88,815
ELECTRONIC SALES TAX PAYMENTS                          -           -            -               -             -             -
RECEIPTS APPLIED TO REVOLVER BALANCE                   -           -            -               -             -             -
CUSTOMER REFUNDS                                                                                              -             -
EMPLOYEE BENEFIT PLAN PAYMENTS                                                                                -             -
BANK FEES                                              -           -            -               -             -            67
RETURN ITEMS                                           -           -            -               -             -             -
MISCELLANEOUS                                                                                                 -             -
                                                       -           -            -               -             -        25,000
                                                    ---------------------------------------------------------------------------
  TOTAL DISBURSEMENTS                               $  -      $    -      $     -      $        -        56,289       555,526
                                                    ==========================================================================
NET CASH FLOW                                       $  -      $    -      $     -      $        -   $ 76,827.24  $   9,988.16
                                                    ===========================================================================
CASH - END OF MONTH                                 $  -      $    -      $     -      $        -   $114,714.29  $ 114,714.29
                                                    ===========================================================================

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                              $  56,288.71
===============================================================================================================================
  LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                          -
-------------------------------------------------------------------------------------------------------------------------------
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                        -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  $  56,288.71
===============================================================================================================================

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                            COMERICA                    NAT'L CITY
                                                                   ------------------------------       -----------
                                                                      JSRC             JSRC                JSRC        CURRENT MONTH
                                                                   1840421992        1840433591          023065398        ACTUAL
                                                                   -----------------------------------------------------------------
Cash - Beg                                                         $ 6,225.28        $29,333.22          $2,328.55       $    37,887
                                                                   =================================================================
Receipts
Internal Transfers - from JSI                                         110,000                 -                  -           110,000
Interest Income                                                             -                 -                  -                 -
Accounts Receivable - Credit & Collections                                  -                 -                  -                 -
Accounts Receivable - Lockbox                                               -                 -                  -                 -
Retail Cash/Check Sales & J-Card Store Payments                             -                 -                  -                 -
Asset Dispositions and Payments from Liquidators                            -                 -                  -                 -
Revolver Borrowings - Fleet                                                 -                 -                  -                 -
Return Items Redeposited                                                    -                 -                  -                 -
Misc Deposits/Credits                                                       -            23,116                  -            23,116
Bankcard Receipts                                                           -                 -                  -                 -
Employee Benefit Plans - Payments from Providers                            -                 -                  -                 -
                                                                   -----------------------------------------------------------------
Total Receipts                                                     $  110,000        $   23,116          $       -       $   133,116
                                                                   =================================================================
Disbursements
Internal Transfers - to JSI                                                 -                 -                                    -
Electronic Payroll Tax Payments                                             -                 -                  -                 -
Payroll                                                                     -                 -                  -                 -
Commercial Loan Payments                                               44,216                 -                  -            44,216
Vendor Payments                                                             -            12,072                  -            12,072
Electronic Sales Tax Payments                                               -                 -                  -                 -
Receipts applied to Revolver Balance - Fleet                                -                 -                  -                 -
Customer Refunds                                                            -                 -                  -                 -
Employee Benefit Plan Payments                                              -                 -                  -                 -
Bank Fees                                                                   -                 -                                    -
Return Items                                                                -                 -                  -                 -
Miscellaneous                                                               -                 -                  -                 -
Corporate Income Taxes (State of Mich)                                      -
                                                                   -----------------------------------------------------------------
Total Disbursements                                                $   44,216        $   12,072          $       -       $    56,289
                                                                   =================================================================
Net Cash Flow                                                      $   65,784        $   11,044          $       -       $    76,827
                                                                   =================================================================
Cash End of Month                                                  $72,008.98        $40,376.76          $2,328.55       $114,714.29
                                                                   =================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                                             Reporting Period: August 4, 2002 to
                                                                 August 31, 2002

                              BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                                                BANK ACCOUNTS
BALANCE PER BOOKS                                  $             -          $        -          $          -          $        -
====================================================================================================================================

Bank Balance
                                                   SEE ATTACHED SCHEDULE B                                 -                   -
Plus: Deposits In Transit                                        -                   -                     -                   -
Less: Outstanding Checks                                         -                   -                     -                   -
Other                                                            -                   -                     -                   -
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                              $             -          $        -          $          -          $        -
====================================================================================================================================


OTHER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BANK RECONCILIATION SCHEDULE - SCHEDULE B

                                                                         COMERICA                   NAT'L CITY            TOTAL
                                                              ------------------------------       ------------
                                                                   JSRC             JSRC              JSRC
                                                                1840421992        1840433591        023065398
                                                              ----------------------------------------------------------------------
Balance Per Books                                             $   47,008.98       $26,585.02       $   2,328.55      $    75,922.55
====================================================================================================================================
Bank Balance                                                         72,009           40,377              2,329          114,714.29
Plus: Deposits in Transit - Booked Not Banked                             -            8,647                  -               8,647
Less: Outstanding Checks/Wire Transfers                             (25,000)          (6,513)                 -             (31,513)
Less: Deposits in Transit - Banked not Booked                             -                -                  -                   -
Misposted Entries                                                         -                -                  -                   -
Checks issued not on Books                                                -                -                  -                   -
Interest Income not on Books                                              -                -                  -                   -
Return of Direct Deposit Funds not on Books                               -                -                  -                   -
Checks Cleared not O/S on Books                                           -                -                  -                   -
Overdraft Charges not on Books                                            -                -                  -                   -
Returned Items not on Books                                               -                -                  -                   -
Interest Expense not on Books                                             -                -                  -                   -
Bank Fees not on Books                                                    -                -                  -                   -
Misc Deposit not on Books                                                 -                -                  -                   -
Bankcard Fees not on Books                                                -                -                  -                   -
Bankcard Debits on Books not Bank                                         -                -                  -                   -
Misc variance                                                             -                -                  -                   -
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                                         $   47,008.98       $42,510.69       $   2,328.55      $    91,848.22
====================================================================================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                            STATEMENT OF OPERATIONS
                             (dollars in thousands)

                                                                          Cumulative
                                                                        Filing to date
                                                              August        Totals
                                                             -------    --------------
Rental Income                                                 $  543       $  3,071

Interest Expense                                                (174)        (1,197)

Depreciation                                                       -         (1,063)

Taxes, Other than Income                                          (4)           (33)

Other Income/(Expense)                                         1,888         10,775
                                                             -------       --------
Net Income/(Loss) b/4 Income Taxes                           $ 2,253         11,553

Income Taxes - Benefit/(Expense)                                   -              -
                                                             -------       --------
Net Income/(Loss)                                            $ 2,253       $ 11,553
                                                             =======       ========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002


                                  BALANCE SHEET
                             (dollars in thousands)


                           ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                           $     92
ACCOUNTS RECEIVABLE, NET                                 537
DUE FROM VENDORS                                           0
INTERCOMPANY RECEIVABLE                               41,058
INVENTORIES                                                0
DEFERRED FINANCING                                         0
OTHER PREPAIDS                                         3,113
REFUNDABLE INCOME TAXES                                    0
                                                    --------
TOTAL CURRENT ASSETS                                  44,800

TOTAL P, P & E:                                       62,919
LESS: ACCUMULATED DEPR.                              (38,471)
                                                    --------
             PROPERTY, PLANT & EQUIPMENT, NET         24,448

OTHER ASSETS:
NET GOODWILL                                               0
LIFE INSURANCE - CSV                                       0
PREPAID PENSION                                            0
OTHER                                                      0
                                                    --------
TOTAL OTHER ASSETS                                         -
                                                    --------
TOTAL ASSETS                                        $ 69,248
                                                    ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                                  BALANCE SHEET
                             (dollars in thousands)


        LIABILITIES & STOCKHOLDERS' EQUITY
                CURRENT LIABILITIES

POST-PETITION LIABILITIES & ACCRUED EXPENSES:
ACCOUNTS PAYABLE                                   $    60
AMOUNTS DUE TO INSIDERS                                  0
ACCRUED PAYROLL                                          0
ACCRUED PROPERTY TAXES                                   0
ACCRUED PAYROLL TAXES                                    0
ACCRUED STATE INCOME TAXES                               0
ACCRUED SALES & USE TAXES                                0
ACCRUED INTEREST                                         0
ACCRUED PROFESSIONAL FEES                                0
ACCRUED RENT/LEASE                                       0
ACCRUED OTHER                                          880
                                                   -------
        SUBTOTAL                                       940

OTHER POST-PETITION LIABILITIES:
NOTES PAYABLE - REVOLVER                                 0
INTERCOMPANY LIABILITIES                                 0
RESTRUCTURING RESERVE                                    0
DEFERRED RENT                                            0
BANK FLOAT / OVERDRAFTS                                  0
OTHER LIABILITIES                                        8
                                                   -------
        SUBTOTAL                                         8
                                                   -------

TOTAL CURRENT POST-PETITION LIABILITIES                948

LIABILITIES SUBJECT TO COMPROMISE:
ACCOUNTS PAYABLE                                         0
ACCRUED GOM CAPITAL LEASE OBLIGATION                     0
ACCRUED VACATION                                         0
ACCRUED WORKERS COMPENSATION                             0
ACCRUED INTEREST                                         0
ACCRUED PROPERTY TAXES                                   0
OFFICER'S DEFERRED COMPENSATION                          0
MORTGAGES                                           32,015
DEBENTURES                                               0
OTHER LIABILITIES                                        0
                                                   -------
        SUBTOTAL                                    32,015
                                                   -------

TOTAL LIABILITIES                                   32,963

STOCKHOLDERS' EQUITY
COMMON STOCK                                           400
PAID IN SURPLUS                                          0
TREASURY STOCK                                           0
RETAINED EARNINGS, BEGINNING                        24,332
CURRENT PERIOD EARNINGS                             11,553
                                                   -------

        SUBTOTAL                                    36,285
                                                   -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY           $69,248
                                                   =======


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders,) declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                Very truly yours,


                              Jacobson Stores, Inc.
                                       A-1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                            MONTHLY OPERATING REPORT


     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


                                                                                          DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                    FORM NO.            ATTACHED    ATTACHED
Debtor Affirmations                                                   MOR - 1             Yes
Schedule of Cash Receipts and Disbursements                           MOR - 2             Yes
Bank Account Reconciliations                                          MOR - 2 (CON'T)     Yes
Statement of Operations                                               MOR - 3             Yes
Balance Sheet                                                         MOR - 4             Yes
Status of Postpetition Taxes                                          MOR - 5             N/A
Summary of Unpaid Postpetition Debts                                  MOR - 5             N/A
Listing of aged accounts payable                                      MOR - 5             N/A
Schedule of Insurance - Listing of Policies                           MOR - 6             N/A
Appendix A - Copy of Company's 7-10-02 Letter to Merchandise Vendors  A1                  Yes


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                                   9/27/02
------------------------------------                              --------------
Signature of Authorized Individual                                Date

Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                              TRUE     FALSE

1. That the insurance, as described in section 5
of the Notice of Operating Instructions and
Reporting Requirements, is in effect.                             X

2. That all post petition taxes, as described in
section 9 of the Notice of Operating Instructions
and Reporting Requirements, are current.                          X

3. No professional fees (accountant, attorneys,
etc.) have been paid without specific court authorization.
If no, provide an explanation below.                              X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
---------------------------------------------------
Debtor in Possession

/s/ Paul W. Gilbert                                                 9/27/02
---------------------------------------------------            -----------------
Signature of Authorized Individual                             Date

Paul W. Gilbert                                   Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON CREDIT CORP.

                                                                                                               CUMULATIVE FILING
                                                           BANK ACCOUNTS                      CURRENT MONTH         TO DATE

                                        OPERATING                                                 ACTUAL            ACTUAL
                                        --------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                  $  -        $  -          $  -          $   -          $ 84               $ 84
                                        ============================================================================================

RECEIPTS                                SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                            -           -             -              -             -                  -

INTEREST INCOME                               -           -             -              -             -                  -

ACCOUNTS RECEIVABLE - CREDIT & COLL.          -           -             -              -             -                  -

ACCOUNTS RECEIVABLE - LOCKBOX                 -           -             -              -             -                  -

RETAIL STORE DEPOSITS                         -           -             -              -             -                  -

ASSET DISPOSITIONS & PAYMENTS FROM
  LIQUIDATORS                                                                                        -                  -

REVOLVER BORROWINGS - FLEET                   -           -             -              -             -                  -

RETURN ITEMS REDEPOSITED                      -           -             -              -             -                  -

MISCELLANEOUS                                 -           -             -              -             -                  -

BANKCARD CASH RECEIPTS                        -           -             -              -             -                  -

EMPLOYEE BENEFIT PLANS                        -           -             -              -             -                  -
                                        --------------------------------------------------------------------------------------------

TOTAL RECEIPTS                             $  -        $  -          $  -          $   -          $  -               $  -
                                        ============================================================================================

DISBURSEMENTS                           SEE SCHEDULE A FOR DETAIL

INTERNAL TRANSFERS                            -           -             -              -             -                  -

ELECTRONIC PAYROLL TAXES PAYMENTS             -           -             -              -             -                  -

PAYROLL                                       -           -             -              -             -                  -

PAYMENTS/TRANSFERS TO LIQUIDATORS             -           -             -              -             -                  -

VENDOR PAYMENTS                               -           -             -              -             -                  -

ELECTRONIC SALES TAX PAYMENTS                 -           -             -              -             -                  -

RECEIPTS APPLIED TO REVOLVER BALANCE          -           -             -              -             -                  -

CUSTOMER REFUNDS                                                                                     -                  -

EMPLOYEE BENEFIT PLAN PAYMENTS                                                                       -                  -

BANK FEES                                     -           -             -              -             -                  -

RETURN ITEMS                                  -           -             -              -             -                  -

MISCELLANEOUS                                                                                        -                  -

                                              -           -             -              -             -                  -

TOTAL DISBURSEMENTS                        $  -        $  -          $  -          $   -             -                  -
                                        ============================================================================================

NET CASH FLOW                              $  -        $  -          $  -          $   -          $  -               $  -
                                        ============================================================================================

CASH - END OF MONTH                        $  -        $   -         $  -          $   -          $ 84               $ 84




DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)

TOTAL DISBURSEMENTS                                                                                                  $  -

    LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                    -

    PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                  -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                      $  -


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A
TOTAL REPORTING PERIOD


                                                          JCC           CURRENT MONTH
                                                       1840421752          ACTUAL
Cash - Beg                                             $  83.51            $   84
                                                       ==========================
Receipts
Internal Transfers                                            -                 -
Interest Income                                               -                 -
Accounts Receivable - Credit & Collections                    -                 -
Accounts Receivable - Lockbox                                 -                 -
Retail Cash/Check Sales & J-Card Store Payments               -                 -
GOB Joint Venture Receipts - Ozer                             -                 -
Revolver Borrowings - Fleet                                   -                 -
Return Items Redeposited                                      -                 -
Misc Deposits/Credits                                         -                 -
Bankcard Receipts                                             -                 -
Employee Benefit Plans - Payments from Providers              -                 -
                                                       --------------------------
Total Receipts                                         $      -            $    -
                                                       ==========================
Disbursements                                                                   -
Internal Transfers                                            -                 -
Electronic Payroll Tax Payments                               -                 -
Payroll                                                       -                 -
                                                              -                 -
Vendor Payments                                               -                 -
Electronic Sales Tax Payments                                 -                 -
Receipts applied to Revolver Balance - Fleet                  -                 -
Customer Refunds                                              -                 -
Employee Benefit Plan Payments                                -                 -
Bank Fees                                                     -                 -
Return Items                                                  -                 -
Miscellaneous                                                 -                 -
                                                       --------------------------
Total Disbursements                                    $      -            $    -
                                                       ==========================
Net Cash Flow                                          $      -            $    -
                                                       ==========================
Cash End of Month                                      $     84            $   84


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                              BANK RECONCILIATION


JACOBSON CREDIT CORP.

                                                      BANK ACCOUNTS
                             -------------------------------------------------------------------
BALANCE PER BOOKS            $   -          $        -          $          -          $        -
                             ===================================================================

Bank Balance                 SEE ATTACHED SCHEDULE B                       -                   -

Plus: Deposits In Transit        -                   -                     -                   -

Less: Outstanding Checks         -                   -                     -                   -

Other                            -                   -                     -                   -

ADJUSTED BANK BALANCE        $   -          $        -          $          -          $        -



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BANK RECONCILIATION SCHEDULE - SCHEDULE B

                                                             COMERICA              TOTAL
                                                            ----------
                                                               JCC
                                                            1840421752
                                                            --------------------------------
Balance Per Books                                           $      -            $        -
                                                            ================================
Bank Balance                                                        84                    84
Plus: Deposits in Transit - Booked Not Banked                                            -
Less: Outstanding Checks/Wire Transfers                                                  -
Less: Deposits in Transit - Banked not Booked                                            -
Misposted Entries                                                                        -
Checks issued not on Books                                                               -
Encoding Error Deposit not on Books                                                      -
Return of Direct Deposit Funds not on Books                                              -
Checks Cleared not O/S on Books                                                          -
Overdraft Charges not on Books                                                           -
Returned Items not on Books                                                              -
Interest Expense not on Books                                                            -
Bank Fees not on Books                                                                   -
Misc Deposit not on Books                                                                -
Bankcard Fees not on Books                                                               -
Bankcard Debits on Books not Bank                                                        -
Misc variance                                                      (84)                  (84)
                                                                                         -
ADJUSTED BANK BALANCE                                       $      -            $        -

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002

                             STATEMENT OF OPERATIONS
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                                      Cumulative
                                                                                   Filing to date
                                                                        August         Totals
                                                                      ---------------------------
Net Sales                                                             $         -     $         -

Cost of Goods Sold                                                              -               -
                                                                      ---------------------------

Gross Profit                                                                    -               -

Operating Expenses                                                              -               -
                                                                      ---------------------------

Operating Income / (Loss)                                                       -               -

Interest Expense                                                                -               -

Other Income                                                                    -               -
                                                                      ---------------------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                           -               -

Reorganization Expenses - (incl. Professional Fees)                             -               -

Income Taxes - Benefit / (Expense)                                              -               -
                                                                      ---------------------------

Net Income / (Loss)                                                   $         -     $         -
                                                                      ===========================


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002


                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                     ASSETS
                                     ------
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                   $        -
ACCOUNTS RECEIVABLE, NET                                                0
DUE FROM VENDORS                                                        0
INTERCOMPANY RECEIVABLE                                             8,524
INVENTORIES                                                             0
DEFERRED FINANCING                                                      0
OTHER PREPAIDS                                                          0
REFUNDABLE INCOME TAXES                                                 0
                                                            --------------
TOTAL CURRENT ASSETS                                                8,524

TOTAL P, P & E:                                                         0
LESS: ACCUMULATED DEPR.                                                 0
                                                            --------------
                   PROPERTY, PLANT & EQUIPMENT, NET                     -

OTHER ASSETS:
NET GOODWILL                                                            0
LIFE INSURANCE - CSV                                                    0
PREPAID PENSION                                                         0
OTHER                                                                   0
                                                            --------------
TOTAL OTHER ASSETS                                                      -
                                                            --------------
TOTAL ASSETS                                                $       8,524
                                                            ==============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                             Reporting Period: August 4, 2002 to August 31, 2002


                                  BALANCE SHEET
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                        LIABILITIES & STOCKHOLDERS' EQUITY
                        ----------------------------------
                               CURRENT LIABILITIES
                               -------------------
POST-PETITION LIABILITIES & ACCRUED EXPENSES:
--------------------------------------------
ACCOUNTS PAYABLE                                                      $          -
AMOUNTS DUE TO INSIDERS                                                            0
ACCRUED PAYROLL                                                                    0
ACCRUED PROPERTY TAXES                                                             0
ACCRUED PAYROLL TAXES                                                              0
ACCRUED STATE INCOME TAXES                                                         0
ACCRUED SALES & USE TAXES                                                          0
ACCRUED INTEREST                                                                   0
ACCRUED PROFESSIONAL FEES                                                          0
ACCRUED RENT/LEASE                                                                 0
ACCRUED OTHER                                                                      0
                                                                      ---------------
                                           SUBTOTAL                                0

OTHER POST-PETITION LIABILITIES:
-------------------------------
NOTES PAYABLE - REVOLVER                                                           0
INTERCOMPANY LIABILITIES                                                           0
RESTRUCTURING RESERVE                                                              0
DEFERRED RENT                                                                      0
BANK FLOAT/OVERDRAFTS                                                              0
OTHER LIABILITIES                                                                  0
                                                                      ---------------
                                           SUBTOTAL                                0
                                                                      ---------------
TOTAL CURRENT POST-PETITION LIABILITIES                                            0

LIABILITIES SUBJECT TO COMPROMISE:
---------------------------------
ACCOUNTS PAYABLE                                                                   0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                               0
ACCRUED VACATION                                                                   0
ACCRUED WORKERS COMPENSATION                                                       0
ACCRUED INTEREST                                                                   0
ACCRUED PROPERTY TAXES                                                             0
OFFICER'S DEFERRED COMPENSATION                                                    0
MORTGAGES                                                                          0
DEBENTURES                                                                         0
OTHER LIABILITIES                                                                  0
                                                                      ---------------
                                           SUBTOTAL                                0
                                                                      ---------------

TOTAL LIABILITIES                                                                 -

STOCKHOLDERS' EQUITY
--------------------
COMMON STOCK                                                                   1,700
PAID IN SURPLUS                                                                    0
TREASURY STOCK                                                                     0
RETAINED EARNINGS, BEGINNING                                                   6,824
CURRENT PERIOD EARNINGS                                                            0
                                                                      ---------------
SUBTOTAL                                                                       8,524
                                                                      ---------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                              $        8,524
                                                                      ===============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

Dear Vendor:

         As you are aware, on January 15, 2002, Jacobson Stores Inc., and its corporate affiliates (collectively, the "Company") each filed voluntary petitions for bankruptcy protection under Title 11 of the United States Code (the "Bankruptcy Code"). Since that time, the Company has devoted a great deal of effort to attempt to reorganize its business and return the Company to a profitable and successful retail operation. On behalf of the Company, we would like to thank you for your support during this very difficult time.

         Despite the Company's efforts, as a result of lower than expected sales, coupled with the current retail environment, the Company has been unable to meet certain of its sales covenants under its post-Chapter 11 secured, revolving credits facility, dated January 30, 2002 (the "Revolving Credit Facility"). As a result, by letter dated July 1, 2002, the lenders under the Revolving Credit Facility (the "Lenders,) declared an Event of Default under the Revolving Credit Facility (the "Default Letter"). The Lenders' delivery of the Default Letter triggered various other provisions of the Revolving Credit Facility, including, but not limited, the Lenders' right, in their sole discretion, to (a) refuse to continue to lend money to the Company, and/or (b) restrict the Company's cash outlays; and/or (c) refuse to issue, extend or renew any outstanding letters of credit beyond the current terms thereof, until such time as the Revolving Credit Facility has been re-paid in full. Needless to say, the declaration of an Event of Default materially altered the Company's ability to maintain its operations and caused the Company to file an expedited motion with the Bankruptcy Court, seeking authority to dispose of its assets by means of a Comprehensive Sale Transaction or through the conduct of "going-out-of-business" sales. An auction for certain of the Company's assets is scheduled for July 24, 2002 (the "Auction").

         In light of the Company's need to maintain operations and continue to preserve and maximize the value recovered for its assets at the Auction, the Company has prepared a budget pursuant to which it anticipates that the Lenders would continue to fund certain of the Company's operational costs (the "Wind-Down Budget"), including payment, in the ordinary course for certain merchandise scheduled to be delivered to the Company during the month of July, that was ordered under duly authorized Company Purchase Orders and in compliance with such Purchase Orders as to all terms and conditions and pay for such orders in the normal course of business.

         Unfortunately, based on its current cash flow projections and the Wind-Down Budget, the Company does not have sufficient liquidity to, at this point in time, pay for merchandise that was received by the Company prior to July 1, 2002. The Company is disclosing this information to you, not to alarm you, but to explain, in advance, why there may be a delay in your receipt of payment. However, it is the Company's intention, and in fact its obligation under the Bankruptcy Code, to treat its unpaid obligations for goods that were sold and delivered to the Company after January 15, 2002, as administrative expense claims. The Company anticipates that upon the completion of the sale of all of the Company's assets (including the Company's real estate interests, which the Company anticipates will occur in September, 2002) and payment in full to the Lenders, the Company will have sufficient cash flow in October, 2002, to tender payment in full on account of all its outstanding post-petition invoices. We hope that those of you who continue to have outstanding purchase orders scheduled for delivery in July will continue to work with the Company to enable the Company to receive the merchandise that the Company needs to carry itself through to the end of July. A representative from our Buyers department will be in contact with you to coordinate shipment and receipt of such necessary merchandise, as well as to coordinate the cancellation of certain other purchase orders for which the Company neither has the money to pay, nor, unfortunately, after the end of July, the need for.

         We cannot express in words the Company's sincere disappointment at this turn of events and we again, thank you for your support of the Company.


                                                Very truly yours,


                                                Jacobson Stores, Inc.


                                       A-1